PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED MARCH 27, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

BROADWIND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED MARCH 27, 2023

3240 South Central Avenue

Cicero, Illinois 60804

Telephone: 708-780-4800

Dear Fellow Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Broadwind, Inc. (the “Company” or “Broadwind”), to be held on [●], 2023 beginning at [●] [a.m./p.m.] local time, at Broadwind’s corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804. In light of the novel coronavirus (“COVID-19”) pandemic, the Company also will require that all attendees at the Annual Meeting of Stockholders practice “social distancing” at the Annual Meeting. Any person in attendance who exhibits cold or flu-like symptoms, who has been exposed to COVID-19 or who does not follow meeting guidelines may be asked to leave the premises for the protection of the other attendees.

Your vote is being solicited on behalf of our Board of Directors (the “Board”). You are being asked to: (i) vote on the election of seven (7) directors, each to hold office for a term of one year or until his or her respective successor is duly elected and qualified, (ii) approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers, (iii) cast a non-binding advisory vote on the frequency of the Say-on-Pay vote, (iv) approve a third amendment (the “EIP Amendment”) to the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan, as previously amended (the “A&R 2015 EIP”) to increase the number of shares of our common stock, par value $0.001 per share (“Common Stock”) available for awards under such plan (the “Share Increase”), and (v) ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for 2023.

Our Board urges you to read the accompanying Proxy Statement and recommends that you vote “FOR” our proposed nominees for election to the Board, “FOR” the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers as described in the Proxy Statement, “ONE YEAR” as the frequency with which stockholders are provided a non-binding advisory vote on the compensation of our named executive officers included in our Proxy Statement, “FOR” the EIP Amendment to the A&R 2015 EIP for the Share Increase, and “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for 2023.

Your vote will be especially important at this year’s Annual Meeting. As you may know, WM Argyle Fund, LLC (“WM Argyle”) has notified the Company that it intends to propose three (3) nominees to the Board for election as directors at the Annual Meeting, in opposition to three (3) of the seven (7) nominees recommended by the Board. You may receive proxy solicitation materials from WM Argyle, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to WM Argyle contained in any proxy solicitation materials filed or disseminated by, or on behalf of, WM Argyle or any other statements that WM Argyle or its representatives have made or may otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of WM Argyle.

After reading the Notice of Annual Meeting of Stockholders and the Proxy Statement, please vote over the Internet as instructed in the Proxy Statement or on the WHITE Proxy Card. If you received a paper copy of the WHITE Proxy Card by mail, you may also vote by signing, dating and mailing the WHITE Proxy Card in the envelope provided. Instructions regarding these methods of voting are contained in the Proxy Statement and on the WHITE Proxy Card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about [●], 2023.

If you have previously submitted a proxy card sent to you by WM Argyle, you can revoke that proxy and have your shares voted for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by following the instructions provided on the WHITE Proxy Card to submit a proxy over the Internet or by signing, dating and returning the WHITE Proxy Card or by appearing at the Annual Meeting and voting your shares in person.

We appreciate and encourage stockholder participation in Broadwind’s affairs. We are confident that our slate of Board candidates has the right mix of professional achievements, skills, experiences and reputations that qualify the Company’s candidates to serve as stockholder representatives overseeing the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder concerns about the Company, and we believe we are in the best position to oversee the execution of our long-term strategic plan to grow and realize stockholder value. The Board unanimously recommends that you vote “FOR” the re-election of Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner and Cary B. Wood.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please exercise your right to vote as soon as possible by completing, signing, dating and returning the enclosed WHITE Proxy Card by mail in the postage-paid envelope provided, or by using Internet voting as instructed in the enclosed WHITE Proxy Card.

Thank you for your cooperation.

Very truly yours,

Eric B. Blashford President and Chief Executive Officer

Cicero, Illinois

[●], 2023

If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact the Company’s proxy solicitor at the contact listed below:

509 Madison Avenue Suite 1206

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.MorrowSodali.com

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED MARCH 27, 2023

BROADWIND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

[●], 2023

Notice is hereby given to the holders of the shares of common stock, par value $0.001 per share (the “Common Stock”) of Broadwind, Inc. (the “Company” or “Broadwind”), a Delaware corporation, that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at [●] [a.m./p.m.] local time on [●], [●], 2023, at Broadwind’s corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804, to consider and act upon the following matters:

1.

To vote on the election of the seven (7) director nominees named in the attached Proxy Statement to serve on our Board of Directors (the “Board”), each for a term of one (1) year or until his or respective successor is duly elected and qualified (Proposal 1).

2.	To approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers (Proposal 2).

3.	To approve, by a non-binding advisory vote, the frequency of the Say-on-Pay vote (Proposal 3).

4.

To approve a third amendment to the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan, as previously amended, to increase the number of shares of Common Stock available for awards under such plan (Proposal 4).

5.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2023 (Proposal 5).

6.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends a vote “FOR” each of the seven (7) director nominees named in the accompanying Proxy Statement, a vote for the “ONE YEAR” option on Proposal 3, and a vote “FOR” each of Proposals 2, 4, and 5 on the WHITE Proxy Card. Only stockholders of record at the close of business on [●], 2023 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof. The Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about [●], 2023.

The Board is pleased to nominate each of Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner, and Cary B. Wood as a director on our Board. Your vote is very important. Whether or not you expect to attend the Annual Meeting, we encourage you to submit your proxy as soon as possible by accessing the Internet site described in the Proxy Statement or WHITE Proxy Card provided to you, or if you received a paper copy of the WHITE Proxy Card, signing, dating, and returning the WHITE Proxy Card. You are urged to vote your shares promptly by following the instructions on the WHITE Proxy Card even if your shares have been sold after the record date. For specific instructions on how to vote your shares, please refer to the WHITE Proxy Card or the section entitled “Questions and Answers About the Annual Meeting” beginning on Page 2 of the Proxy Statement.

If your shares of Common Stock are held in a brokerage account or by a broker, bank, or other nominee (i.e., your shares are held in “street name”), you will receive a WHITE Voting Instruction Form from that broker, bank, or other nominee. You must provide voting instructions by completing the WHITE Voting Instruction Form and returning it to your broker, bank, or other nominee for your shares to be voted. We recommend that you instruct your broker, bank, or other nominee to vote your shares on the WHITE Proxy Card. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

Your vote (whether cast by you personally or by proxy) will be especially important at the Annual Meeting. As you may know, WM Argyle Fund, LLC (“WM Argyle”) has notified the Company that it intends to propose three (3) nominees (collectively, the “WM Argyle Nominees”) to the Board for election as directors at the Annual Meeting, in opposition to three (3) of the seven (7) nominees recommended by our Board. You may receive solicitation materials, including a proxy card, from WM Argyle seeking your proxy. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to WM Argyle contained in any proxy solicitation materials filed or disseminated by, or on behalf of, WM Argyle or any other statements that WM Argyle or its representatives have made or may otherwise make.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible so that your voice is heard. Our Board unanimously recommends that you vote “FOR” the election of the nominees proposed by the Board—Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner and Cary B. Wood—on the WHITE Proxy Card. The Board does not endorse any of the WM Argyle Nominees and strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you by or on behalf of WM Argyle.

Under new rules adopted by the Securities and Exchange Commission (the “SEC”), the WHITE Proxy Card also includes the names of the WM Argyle Nominees. We ask that you only cast your votes “FOR” Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner and Cary B. Wood and “WITHHOLD” your votes for each of the WM Argyle Nominees. Stockholders should refer to WM Argyle’s proxy statement for the names, backgrounds, qualifications and other information concerning the WM Argyle Nominees. You may access WM Argyle’s proxy statement, and any other relevant documents, without cost on the SEC’s website. The Board strongly and unanimously recommends that you vote on the WHITE Proxy Card “FOR” the re-election of Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner and Cary B. Wood.

The nominees of the Board for election as directors of the Company are listed in the accompanying Proxy Statement and WHITE Proxy Card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE WHITE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET OR MAIL (IF AVAILABLE) AS DESCRIBED ON THE WHITE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE WHITE PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL OWNER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

Regardless of how many shares you own, your vote will be important. Thank you for your continued support, interest and investment in Broadwind.

BY ORDER OF THE BOARD OF DIRECTORS

Cary B. Wood
Chairman of the Board of Directors

Cicero, Illinois

[●] , 2023

1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [●] , 2023:

The Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, the WHITE Proxy Card and the Annual Report on Form 10-K for the year ended December 31, 2022 are available free of charge on our Internet website, www.bwen.com. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement. You may also obtain these materials at the website of the Securities and Exchange Commission at www.sec.gov.

Please sign, date, and promptly return the WHITE Proxy Card in the envelope provided, or vote your shares promptly by Internet by following the instructions on the WHITE Proxy Card, so that you may be represented at the Annual Meeting. Instructions are in the Proxy Statement, on the WHITE Proxy Card or, if your shares are held in “street name,” on the WHITE Voting Instruction Form provided by your broker, bank, or other nominee.

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor:

509 Madison Avenue Suite 1206

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.MorrowSodali.com

2

3

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED MARCH 27, 2023

BROADWIND, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2023

INTRODUCTION

Your proxy is solicited by the Board of Directors (the “Board”) of Broadwind, Inc., a Delaware corporation (the “Company” or “Broadwind”), for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at [●]:00 [a.m./p.m.] local time on [●], [●], 2023, at Broadwind’s corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804, for the purposes set forth on the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. The mailing address of our principal executive office is 3240 South Central Avenue, Cicero, Illinois 60804. This Proxy Statement and the WHITE Proxy Card are first being made available to stockholders on or about [●], 2023.

As used in this Proxy Statement, the terms “the Company,” “Broadwind,” “we,” “us” and “our” refer to Broadwind, Inc.

You may vote over the Internet, or if you received a paper copy of the WHITE Proxy Card by mail, you may also vote by signing, dating, and mailing the WHITE Proxy Card in the envelope provided. Instructions regarding these methods of voting are contained in this Proxy Statement and on the WHITE Proxy Card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting. Internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, on [●], 2023. If your shares are held in “street name,” we recommend you instruct the record holder of your shares to vote on the WHITE Proxy Card.

INTERNET AVAILABILITY OF PROXY MATERIALS

We will send Notice of Annual Meeting of Stockholders, this Proxy Statement, the WHITE Proxy Card and the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) beginning on or about [●], 2023 to stockholders of record as of [●], 2023, the record date for voting at the Annual Meeting (the “Record Date”). The Notice of Annual Meeting of Stockholders, this Proxy Statement, the WHITE Proxy Card and the Annual Report are also available free of charge on our Internet website, www.bwen.com. You may also obtain these materials at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

References to the Company’s website herein do not incorporate by reference the information contained on the website, and such information should not be considered a part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

The Board is soliciting your proxy for use at our Annual Meeting because you owned shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at the close of business on the Record Date, and, therefore, are entitled to vote at the Annual Meeting on the following proposals:

1.

Proposal 1: To vote on the election of the seven (7) director nominees named in this Proxy Statement to serve on our Board, each for a term of one (1) year or until his or her respective successor is duly elected and qualified.

2.	Proposal 2: To approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers.

3.	Proposal 3: To approve, by a non-binding advisory vote, the frequency of the Say-on-Pay vote.

4.

Proposal 4: To approve a third amendment (the “EIP Amendment”) to the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan (the “A&R 2015 EIP”), as previously amended, to increase the number of shares of Common Stock available for awards under such plan (the “Share Increase”).

5.	Proposal 5: To ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for 2023.

6.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

You are receiving this Proxy Statement as a stockholder of the Company as of the Record Date for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you promptly use the WHITE Proxy Card to vote, by Internet, or by mail, in the event you desire to express your support of or opposition to the proposals.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1—ERIC B. BLASHFORD, PHILIP J. CHRISTMAN, JEANETTE A. PRESS, DAVID P. REILAND, SACHIN M. SHIVARAM, THOMAS A. WAGNER, AND CARY B. WOOD, “FOR” PROPOSAL 2, “ONE YEAR” ON PROPOSAL 3, “FOR” PROPOSAL 4 AND “FOR” PROPOSAL 5, USING THE WHITE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY WM ARGYLE FUND, LLC (“WM ARGYLE”), EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Who is entitled to attend and vote at the Annual Meeting?

Stockholders of record at the close of business on the Record Date are entitled to attend and vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. The WHITE Proxy Card you received indicates the number of shares of our Common Stock that you own and are entitled to vote.

Is my vote important?

Your vote will be particularly important at the Annual Meeting. As you may know, WM Argyle has notified the Company that it intends to propose three (3) nominees (collectively, the “WM Argyle Nominees”) to the Board for election as directors at the Annual Meeting, in opposition to three (3) of the seven (7) nominees recommended by our Board. The Board strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from WM Argyle and recommends you vote “FOR” the election of each of the director nominees named in this Proxy Statement on the WHITE Proxy Card.

To vote “FOR” all of the Board’s nominees, please vote over the Internet as instructed in this Proxy Statement or on the WHITE Proxy Card. If you received a copy of the WHITE Proxy Card by mail, you may also vote by signing, dating, and mailing the WHITE Proxy Card in the envelope provided. Instructions regarding these methods of voting are contained in this Proxy Statement and on the WHITE Proxy Card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

If you have previously signed any proxy card sent to you by WM Argyle in respect of the Annual Meeting, you can revoke it as discussed below. Completing, signing, dating and returning any proxy card that WM Argyle may send to you, even with instructions to vote “withhold” with respect to the WM Argyle Nominees, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s nominees as only your latest proxy card or voting instruction form will be counted.

Beneficial owners who hold their shares in “street name” should follow the voting instructions provided by their broker, bank, or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The Board urges you to instruct your broker, bank, or other nominee to vote “FOR” the Board’s Nominees, for the “ONE YEAR” option on Proposal 3, and “FOR” Proposals 2, 4, and 5 by using the WHITE Proxy Card.

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the shares of our Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum for purposes of the Annual Meeting. As of the Record Date, [●] shares of our Common Stock were issued and outstanding. Persons who were not stockholders on the Record Date will not be allowed to vote at the Annual Meeting. The Common Stock is the only outstanding class of our capital stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. No holders of any shares of our Common Stock are entitled to cumulative voting rights.

Proxies received but marked “abstain” will be counted for purposes of determining whether a quorum exists at the Annual Meeting. For a discussion of whether or not broker non-votes will be counted for quorum purposes, see “How do I vote if my shares are held by my broker? What is a ‘broker non-vote?” below.

Who is soliciting my vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By submitting your proxy and voting instructions over the Internet or by completing, signing, dating and returning the WHITE Proxy Card, you are authorizing the persons named as proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees and certain executive officers and other employees of the Company. Such persons are listed in Appendix C to this Proxy Statement.

Additionally, the Company has retained Morrow Sodali LLC (“Morrow Sodali”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our Internet website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our Internet website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement. Such website addresses are intended to be inactive textual references only.

Will there be a proxy contest at the Annual Meeting?

WM Argyle has nominated a slate of three (3) individuals for election as directors to the Board at the Annual Meeting. The WM Argyle Nominees have NOT been endorsed by our Board. You may receive proxy solicitation materials from WM Argyle, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to WM Argyle or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, WM Argyle or any other statements that WM Argyle or its representatives have made or may otherwise make.

Our Board is pleased to nominate for election as director the following seven (7) persons—Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner and Cary B. Wood—named in this Proxy Statement and on the WHITE Proxy Card. We believe our seven (7) nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all of the Company’s stockholders.

Our Board unanimously recommends that you vote by using the WHITE Proxy Card with respect to the proposals as follows:

1.	“FOR” the election of each of the Board’s nominees—Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner, and Cary B. Wood;

2.	“FOR” the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers;

3.	“ONE YEAR” for the frequency of the Say-On-Pay vote;

4.	“FOR” the EIP Amendment to the A&R 2015 EIP for the Share Increase; and

5.	“FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for 2023.

How do I vote by proxy?

Stockholders of record can vote in person at the Annual Meeting or by proxy. There are two (2) ways to vote by proxy:

●	By Internet—You can vote on the Internet at www.proxyvoting.com/bwen by following the instructions on the WHITE Proxy Card; or

●

By Mail—If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the WHITE Proxy Card enclosed therewith. No postage is required if your proxy card is mailed in the U.S.

If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks, brokers, trustees or other nominees).

If you vote on the Internet by the applicable deadline, or properly fill in your WHITE Proxy Card if you received one by mail and we receive it in time to vote at the Annual Meeting, your “proxy” (the individual named on the WHITE Proxy Card) will vote your shares on your behalf as you have directed. If you sign and return a WHITE Proxy Card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of Common Stock as recommended by the Board, as follows:

1.	“FOR” the election of each of Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner and Cary B. Wood;

2.	“FOR” the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers;

3.	“ONE YEAR” for the frequency of the Say-On-Pay vote;

4.	“FOR” the EIP Amendment to the A&R 2015 EIP for the Share Increase; and

5.	“FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for 2023.

If you mark a vote with respect to less than seven (7) nominees in Proposal 1, your shares will only be voted “FOR” those nominees you have so marked. If you vote “FOR” more than seven (7) nominees, all of your votes on Proposal 1 will be invalid and will not be counted.

If any other matter is presented, your proxy will vote your shares in accordance with your proxy’s best judgment to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At present, we know of no other business that is intended to be acted on at the Annual Meeting.

Can I vote on the Internet?

Yes. Voting on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote on the Internet, instructions to do so are set forth on the WHITE Proxy Card. The Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears in the marked area on the WHITE Proxy Card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote on the Internet, your vote must be received by 11:59 p.m., Eastern Daylight Time, on [●], 2023.

If you own your shares in your own name, you can vote on the Internet in accordance with the instructions provided on the WHITE Proxy Card. If your shares are held by a broker, bank, or other nominee, you can also vote on the Internet. The instructions to vote on the Internet will be provided on the WHITE Voting Instruction Form supplied by your bank or broker. You may need to contact your bank or broker to vote.

How do I vote if my shares are held by my broker? What is a “broker non-vote?”

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, trust or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank, or other nominee. Please follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank, or other nominee how to vote your shares using the WHITE Voting Instruction Form provided by your broker, bank, or other nominee so that your vote can be counted. The WHITE Voting Instruction Form provided by your broker, bank, or other nominee may also include information about how to submit your voting instructions over the Internet, if such option is available.

A “broker non-vote” occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you own your shares in “street name” and do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority. To the extent that WM Argyle provides proxy materials to stockholders who hold their shares in “street name,” all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters. In that case, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any proposal. If you do not provide voting instructions to your broker, bank, or other nominee holding shares of our Common Stock for you, your shares will not be voted with respect to Proposal 1, Proposal 2, Proposal 3, Proposal 4, or Proposal 5. Further, the “broker non-votes” will not be counted for purposes of determining whether a quorum exists at the Annual Meeting.

However, for brokerage accounts that receive proxy materials only from the Company, the broker will be entitled to vote shares held for a beneficial owner on routine matters, such as Proposal 5, without instructions from the beneficial owner of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your broker may exercise discretion to vote your shares on Proposal 5, even in the absence of your instruction. If your shares are voted on Proposal 5, as directed by your broker without your instruction, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals 1, 2, 3, and 4). In the event your brokerage account receives proxy materials only from the Company, the “broker non-votes” will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

IF YOUR SHARES ARE HELD IN “STREET NAME,” WE ENCOURAGE YOU TO PROVIDE VOTING INSTRUCTIONS ON A WHITE VOTING INSTRUCTION FORM PROVIDED BY THE BROKER, BANK, OR OTHER NOMINEE THAT HOLDS YOUR SHARES, IN EACH CASE BY CAREFULLY FOLLOWING THE INSTRUCTIONS PROVIDED.

How do I vote the shares I hold through the Company’s 401(k) plan?

If you are a participant in our 401(k) plan, you may vote the number of shares credited to your account as of the Record Date by instructing the plan’s trustee how to vote your shares pursuant to the instruction form being mailed to plan participants with this Proxy Statement. Voting instructions must be received by the plan trustee by 11:59 p.m., Eastern Daylight Time, on [●], 2023. If you do not provide clear voting instructions, or if you return voting instructions by mail and submit an unsigned voting form, the trustee will vote the shares in your account in accordance with the Board’s recommendations.

May I revoke my proxy and change my vote?

Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting in one of three (3) ways:

1.

Deliver a written notice that is dated later than the date of your proxy to the attention of our Corporate Secretary at Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804 that is received prior to the Annual Meeting stating that you revoke your proxy;

2.	Submit another properly completed and timely proxy card with a later date; or

3.	Appear in person at the Annual Meeting, declare your prior proxy to be revoked and then vote in person at the Annual Meeting (although merely attending the Annual Meeting will not revoke your proxy).

If a stockholder holds shares in “street name” by his or her broker and has directed such person to vote his or her shares, the stockholder should instruct such person to change his or her vote.

What does it mean if I get more than one WHITE Proxy Card?

Because WM Argyle has submitted the WM Argyle Nominees to the Board in opposition to the slate proposed by our Board, we may conduct multiple mailings prior to the Annual Meeting to ensure stockholders have our latest information and materials to vote. In that event, we will send you a new WHITE Proxy Card with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple WHITE Proxy Cards, if you hold shares that are registered in more one name or are registered in different accounts—please vote the WHITE Proxy Card for every account you own. The latest dated proxy you submit will be counted.

What should I do if I receive a proxy card from WM Argyle?

WM Argyle has announced its intention to propose three (3) nominees to the Board for election at the Annual Meeting, in opposition to three (3) of the seven (7) nominees proposed by the Board. We expect that you may receive proxy solicitation materials from WM Argyle, including opposition proxy statements and proxy cards.

The Board strongly and unanimously urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from WM Argyle. We are not responsible for the accuracy of any information provided by or relating to WM Argyle or the WM Argyle Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, WM Argyle or any other statements that WM Argyle or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by WM Argyle, you have every right to change your vote by following the instructions in this Proxy Statement or on the WHITE Proxy Card. Only the latest proxy you submit will be counted. If you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card that you receive other than the WHITE Proxy Card.

How do I vote in person?

If you plan to attend the Annual Meeting and vote in person, at your request, we will give you a ballot or a WHITE Proxy Card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact your broker, bank or other nominee with respect to the procedure for you to vote in person.

What are the requirements if I want to attend in person in light of the COVID-19 pandemic?

In light of the continuing COVID-19 pandemic, the Company will require that all attendees at the Annual Meeting of Stockholders practice “social distancing” at the Annual Meeting. Any person in attendance who exhibits cold or flulike symptoms, who has been exposed to COVID-19 or who does not follow meeting guidelines may be asked to leave the premises for the protection of the other attendees.

What vote is required to approve each proposal?

1.

The election of directors. In an uncontested election an affirmative vote of a majority of the votes cast is required for the election of each director nominee (meaning the number of shares of Common Stock voted “for” a nominee must exceed the number of shares voted “against” such nominee), with abstentions and “broker non-votes” not counted in determining the number of votes cast. Therefore, abstentions and “broker non-votes” will have no effect on the outcome of the vote for that nominee’s election. However, in a contested election of directors where more than seven (7) persons are lawfully nominated for election, directors will be elected by a plurality of the votes cast on the election of directors (instead of by votes cast “for” or “against” a nominee). That means, if more than seven (7) persons are lawfully nominated for election at the Annual Meeting, the seven (7) nominees receiving the highest number of “for” votes will be elected. Therefore, “withhold” and “broker non-votes” will have no effect on the outcome of the election of directors.

2.

The non-binding advisory vote to approve the compensation of our named executive officers. An affirmative vote of a majority of the votes cast (meaning the number of shares of Common Stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), will constitute stockholder non-binding approval with respect to the compensation paid to our named executive officers. Abstentions and “broker non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

3.

The non-binding advisory vote on the frequency of the say-on-pay vote. The option of “every one year”, “every two years”, or “every three years” that receives the highest number of votes cast by the holders of shares of Common Stock will constitute stockholder non-binding approval with respect to the advisory vote on the frequency of Company’s Say-on-Pay. Abstentions and “broker non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

4.

The EIP Amendment to the A&R 2015 EIP for the Share Increase. An affirmative vote of a majority of the votes cast (meaning the number of shares of Common Stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), will be required to ratify the EIP Amendment to the A&R 2015 EIP. Abstentions and “broker non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

5.

The ratification of the appointment of RSM as our independent registered public accounting firm for 2023. An affirmative vote of a majority of the votes cast (meaning the number of shares of Common Stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), is required to ratify the appointment of RSM as our independent registered public accounting firm for 2023. Abstentions and “broker non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote; however, if the broker receives proxy materials only from the Company, the broker will be entitled to vote shares held for a beneficial owner on this proposal without instructions from the beneficial owner.

Is the vote on the Say-on-Pay proposal and the frequency of the Say-on-Pay Vote binding on the Board?

Because the vote on the Say-on-Pay proposal and the frequency of the Say-on-Pay vote is advisory, it will not be binding upon the Board. However, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the votes when considering future executive compensation arrangements as it deems appropriate.

What happens if WM Argyle withdraws or abandons its solicitation or fails to comply with the universal proxy rules, and I already granted proxy authority in favor of WM Argyle?

Stockholders are encouraged to submit their votes on the WHITE Proxy Card. If WM Argyle withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted WHITE Proxy Card.

If WM Argyle withdraws or abandons its solicitation or fails to comply with the universal proxy rules any votes cast in favor of the WM Argyle Nominees will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE Proxy Card or the WM Argyle proxy card.

Who pays for the proxy solicitation related to the Annual Meeting?

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the WHITE Proxy Card, the Notice of Annual Meeting of Stockholders, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers, or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers, or staff members for such services. We have retained Morrow Sodali to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Morrow Sodali $[●], plus reasonable out-of-pocket expenses for proxy solicitation services. Morrow Sodali expects that approximately [●] of its employees will assist in the solicitation. The parties’ engagement letter contains confidentiality, indemnification, and other provisions that the Company believes are customary for this type of engagement.

Our aggregate expenses, including legal fees for attorneys, accountants, public relations, and other advisors, printing, advertising, postage, transportation, litigation, and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $[●], of which $[●] has been incurred as of the date of this Proxy Statement.

Appendix C sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

How can I obtain additional information about the Company?

A copy of our Annual Report, without exhibits, accompanies this Proxy Statement. No portion of our Annual Report is incorporated herein, and no part thereof is to be considered proxy soliciting material. We will furnish to any stockholder, upon written request, any exhibit described in the list accompanying our Annual Report, upon the payment, in advance, of reasonable fees related to us furnishing such exhibit(s). Any such requests should include a representation that the stockholder was the beneficial owner of shares of our Common Stock on the Record Date, and should be directed to our Corporate Secretary at Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804. You may also access our SEC filings and their exhibits, including the exhibits described in our Annual Report through our website at www.bwen.com or though the SEC’s website at www.sec.gov.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements, and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements, and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

Will I have appraisal or similar dissenters’ rights in connection with the proposals being voted on at the Annual Meeting?

No. Appraisal or similar dissenters’ rights are not applicable to any of the matters being voted upon at the Annual Meeting.

Whom should I contact if I have questions about the Annual Meeting?

Morrow Sodali is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of this Proxy Statement or need help submitting a proxy for your shares, please contact Morrow Sodali:

509 Madison Avenue Suite 1206

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.MorrowSodali.com

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2, “ONE YEAR” ON PROPOSAL 3, “FOR” PROPOSAL 4, AND “FOR” PROPOSAL 5, USING THE WHITE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY WM ARGYLE, EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

BACKGROUND OF THE SOLICITATION

Between December 2015 and March 2016, members of the Company’s management team and Board met with (including via phone calls) and exchanged emails multiple times with representatives of WM Argyle or its predecessor, including Ryan Bogenschneider, currently Chief Executive Officer and director of WM Argyle, to discuss the Company’s leadership, corporate structure, operations, financial performance, and other aspects of its business.

On July 5, 2022, Mr. Bogenschneider exchanged emails with David Reiland, a director of the Company. Mr. Reiland connected Mr. Bogenschneider with Eric Blashford, the Company’s President and Chief Executive Officer,  to coordinate a meeting, which took place on the following day.

On July 6, 2022, Mr. Blashford held a telephone call with Mr. Bogenschneider. Mr. Bogenschneider also sent an email to Mr. Blashford providing his observations and recommendations relating to the Company.

On July 25, 2022, WM Argyle sent a letter to the Board informing it of WM Argyle’s investment in the Company and requesting a meeting with the Board to discuss reconfiguring and expanding the Board, among other things.

On August 3, 2022, the Company sent a response letter to WM Argyle confirming receipt of WM Argyle’s July 25, 2022 letter and requesting certain information about WM Argyle and its beneficial owners.

On August 4, 2022, WM Argyle sent a letter to the Company, confirming that WM Argyle beneficially owned less than 5% of the outstanding shares of Common Stock.

On August 17, 2022, WM Argyle sent a letter to the Company, in which WM Argyle disclosed that as of August 17, 2022, it owned 110,000 shares of Common Stock. Also on August 17, 2022, WM Argyle sent a letter in response to the Company’s earnings report that had been released on August 9, 2022. WM Argyle also requested a meeting with the Board to discuss the earnings report and proposed that the Company grant three (3) board seats to WM Argyle’s designees and accept a direct equity investment by WM Argyle.

On August 19, 2022, the Company sent a letter to WM Argyle acknowledging receipt of WM Argyle’s letters sent on August 4, 2022 and August 17, 2022. The Company proposed a telephonic meeting on August 25, 2022 in order to discuss, among other things, Board composition.

On August 25, 2022, Mr. Blashford, the Company’s Corporate Secretary Arlene McKenzie, and Noel Ryan of Vallum Advisors, which advises the Company on investor relations, held a telephonic meeting with Mr. Bogenschneider to discuss the topics previously raised by WM Argyle, including Board composition. Additionally, the Company and WM Argyle discussed the Company’s financial performance during the recent months.

On September 2, 2022, the Company sent a letter to WM Argyle in connection with the August 25, 2022 meeting and confirmed that the matters discussed at such meeting were relayed to the Board.

On September 30, 2022, WM Argyle sent a letter to the Company providing background on its experience and requesting a meeting with the Board to discuss, among other things, expanding the Board by adding three (3) directors.

On October 12, 2022, the Company sent a response letter to WM Argyle and informed WM Argyle that the Board did not think it was in the best interest of the Company to add their nominees to the Board.

On November 4, 2022, WM Argyle sent a letter to the Company informing the Board that WM Argyle would be nominating its own slate of directors at the Annual Meeting. WM Argyle’s letter did not provide any details about its potential plans for the Company.

On January 18, 2023, WM Argyle announced its intent to nominate directors to the Board at the Annual Meeting via a press release and launched a website related to its campaign. While WM Argyle’s press release contained a “high-level and preliminary overview of WM Argyle’s priorities,” it did not provide any details about WM Argyle’s potential plans for the Company.

On January 18, 2023, WM Argyle delivered a notice (the “Nomination Notice”) to the Company regarding its purported intent to nominate six (6) individuals, consisting of Jay Armburger, Ken Bergman, Mr. Bogenschneider, Christine Candela, Kristina Harrington, and James Robinson IV, to the Board at the Annual Meeting.

On January 19, 2023, the Company issued a press release announcing that it had received WM Argyle’s purported Nomination Notice.

On January 24, 2023, the Company notified WM Argyle in writing that the Nomination Notice did not constitute a valid notice of nomination because it failed to comply with the Company’s Bylaws.

On January 25, 2023, WM Argyle sent the Company a supplement (the “Supplement”) to its Nomination Notice purporting to fix the deficiencies in the Nomination Notice.

On February 3, 2023, the Company notified WM Argyle in writing that the Supplement failed to fix all the deficiencies in the Nomination Notice.

On February 7, 2023, WM Argyle sent the Company an additional supplement to its Nomination Notice purporting to fix the remaining deficiencies in the Nomination Notice and the Supplement.

On February 16, 2023, the Company’s counsel met with WM Argyle’s counsel via telephone to discuss exploring a cooperation framework.

On February 18, 2023, the Company’s counsel met with WM Argyle’s counsel via telephone to continue discussions related to a cooperation framework. WM Argyle’s counsel provided an initial proposal to the Company’s counsel, which the Company’s counsel indicated would not be acceptable to the Company, particularly, but not only due to its potential to create a deadlock among Board members. During this call, WM Argyle’s counsel did not provide any specific details about WM Argyle’s potential plans for the Company, despite its intent to seek control of the Board.

On February 20, 2023, the Company’s counsel met with WM Argyle’s counsel via telephone to continue discussions related to a cooperation framework. WM Argyle’s counsel provided a revised proposal to the Company’s counsel. During this call, WM Argyle’s counsel did not provide any specific details about WM Argyle’s potential plans for the Company, despite its intent to seek control of the Board.

On February 28, 2023, the Company’s counsel met with WM Argyle’s counsel via telephone to discuss a cooperation framework. The Company’s counsel presented a settlement offer to WM Argyle’s counsel for consideration. WM Argyle’s counsel subsequently emailed a counteroffer to the Company’s counsel.

On March 2, 2023, WM Argyle sent a letter to the Company pursuant to Section 220 of the Delaware General Corporate Law (“Section 220”) requesting certain information relating to the Company and its stockholders (a “Section 220 Demand”).

On March 3, 2023, the Company, through its counsel, invited two (2) of WM Argyle’s nominees, Christine Candela and Kristina Harrington, to meet with members of the Board and asked Ms. Candela and Ms. Harrington to complete D&O Questionnaires as part of the Company’s efforts to constructively resolve WM Argyle’s activism campaign. WM Argyle’s counsel subsequently responded to the Company’s counsel and asked for clarification regarding the intent for the Company’s request to meet with Ms. Candela and Ms. Harrington and request for D&O Questionnaires.

On March 7, 2023, the Company’s counsel reiterated the Company’s March 3, 2023 offer to interview Ms. Candela and Ms. Harrington and request for D&O Questionnaires as part of the Company’s efforts to constructively resolve WM Argyle’s activism campaign.

On March 7, 2023, the Company notified WM Argyle in writing of its nominees to the Board at the Annual Meeting pursuant to Rule 14a-19.

On March 9, 2023, the Company’s counsel and WM Argyle’s counsel met via telephone to further discuss the Board’s offer to meet with Ms. Candela and Ms. Harrington.

Also on March 9, 2023, the Company’s counsel sent a letter to WM Argyle in connection with the Section 220 Demand. In its response, the Company noted it would provide the requested materials after WM Argyle signed a confidentiality agreement, in the form provided by the Company, and submitted an amended demand that complies with Section 220.

On March 10, 2023, WM Argyle sent an amended Section 220 Demand to the Company. WM Argyle also provided its signature to the confidentiality agreement. Subsequently, on March 15, 2023, WM Argyle’s counsel provided the executed acknowledgements to the Company, as required by the confidentiality agreement prior to any representative of WM Argyle receiving certain confidential information, on behalf of WM Argyle’s counsel and WM Argyle’s proxy solicitor. As of March 27, 2023, WM Argyle’s proxy solicitor, the Company’s proxy solicitor, has not coordinated with Morrow Sodali to obtain the requested materials.

Also on March 10, 2023, the Company, through its counsel, provided WM Argyle’s counsel with copies of the Company’s D&O Questionnaires for Ms. Candela and Ms. Harrington. WM Argyle’s counsel subsequently notified the Company’s counsel that prior to arranging any meeting between Ms. Candela and Ms. Harrington, on the one hand, and the Board, on the other hand, there would first need to be a meeting between Mr. Wood and Mr. Bogenschneider to discuss the process.

On March 13, 2023, in response to Mr. Bogenschneider’s request for a meeting, Mr. Wood, through the Company’s counsel, invited Mr. Bogenschneider to meet with Mr. Wood, Mr. Blashford and Mr. Christman. WM Argyle’s counsel subsequently notified Company’s counsel that Mr. Bogenschneider would meet with additional representatives of the Company and Board if Mr. Armburger could attend the meeting as well.

On March 17, 2023, Mr. Wood, Mr. Blashford, and Mr. Christman met with Mr. Bogenschneider and Mr. Armburger to discuss, among other things, the Board’s invitation to meet with Ms. Candela and Ms. Harrington. WM Argyle did not provide any concrete details about its potential plans for the Company, despite its intent to gain control of the Board.

On March 20, 2023, the Company’s counsel reiterated the Company’s March 3, 2023 offer to interview Ms. Candela and Ms. Harrington and request for D&O Questionnaires as part of the Company’s efforts to constructively resolve WM Argyle’s activism campaign. WM Argyle’s counsel subsequently responded that they would send questionnaires once completed and that they would coordinate meetings with the WM Argyle Nominees and further indicated that such meetings could “potentially start with Ms. Candela and Ms. Harrington.”

Also on March 20, 2023, the Company’s counsel responded to WM Argyle’s counsel with the Board’s availability to meet with Ms. Candela and Ms. Harrington.

On March 21, 2023, WM Argyle filed its preliminary proxy statement with the SEC and issued a press release announcing the reduction in its slate from six (6) nominees to three (3) nominees. WM Argyle’s preliminary proxy statement noted that Mr. Armburger, Mr. Bergman and Ms. Harrington were removed from WM Argyle’s previously announced purported slate of six (6) candidates “in light of feedback we received from stockholders and our ongoing review of the best ways to ensure the Company is on the right track to enhance value for all stockholders” (emphasis added). However, the preliminary proxy statement failed to provide additional details related to the stockholders’ feedback, particularly whether the magnitude of change originally believed to be warranted at the Company by WM Argyle had been grossly over estimated. WM Argyle’s preliminary proxy statement did not provide specific details about its potential plans for the Company, despite its remaining intent to seek near control of the Board, including replacing the Company’s chairman.

Also on March 21, 2023, WM Argyle notified the Company of the change to its slate. Among other things and in addition to the fact that WM Argyle was reducing the size of its slate, WM Argyle stated that “[t]he Nominating Stockholder has taken into consideration the concerns raised by Broadwind with respect to the slate of six (6) director nominees in the Original Notice.” Among the changes that had been previously communicated to WM Argyle by the Company or its outside legal counsel about WM Argyle’s candidates were (i) their lack of quality, (ii) their absence of relevant experience, and (iii) the number of these dissident candidates relative to the ownership size of WM Argyle’s position in the Company. WM Argyle’s letter did not provide any details about its potential plans for the Company, despite its remaining intent to replace three members of the Board, including the Company’s chairman.

Also on March 21, 2023, after WM Argyle filed its preliminary proxy statement, WM Argyle's counsel notified the Company's counsel in writing that Ms. Candela was unavailable to meet with the Board at the provided times.

On March 22, 2023, as part of the Board's ongoing refreshment process to find a gender diverse candidate, the Board appointed Ms. Press to the Board, effective immediately.

Also on March 22, 2023, the Company's counsel notified WM Argyle's counsel in writing that while the Company remained committed to finding a constructive resolution to this campaign, the Board was no longer willing to meet with Ms. Candela. The Company believes that, despite the Company’s ongoing, good-faith attempts, WM Argyle was not negotiating in good faith to reach a constructive resolution. WM's Argyle's counsel subsequently responded on March 23, 2023.

On March 27, 2023, the Company filed a preliminary proxy statement with the SEC.

OUR BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM WM ARGYLE, EVEN TO VOTE “WITHHOLD” WITH RESPECT TO WM ARGYLE’S NOMINEES, AS DOING SO WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD’S PROPOSED SLATE ON THE WHITE PROXY CARD, AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information regarding beneficial ownership of our Common Stock by:

●	Each person known to us to beneficially own 5% or more of our Common Stock;

●	Each of our executive officers named in the Summary Compensation Table, who in this Proxy Statement are collectively referred to as the “named executive officers” or “NEOs;”

●	Each of our directors (including nominees); and

●	All of our executive officers (as that term is defined in Rule 3b-7 under the Exchange Act) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of our Common Stock set forth opposite the stockholder’s name. We have based this table upon information supplied by our executive officers, directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

Information below to be updated as of Record Date.

	Number and
	Percentage of Shares
	Beneficially Owned (1)
Name and Address of Beneficial Owner or Identity of Group (1)	Shares	Percentage
5% Beneficial Owners and Other Selling Stockholders
Grace & White, Inc. (2)	1,607,542	7.7%
Broadwind Inc. Employees' 401(k) (3)	1,142,769	5.5%

Executive Officers and Directors
Eric B. Blashford	337,002	1.6%
Philip J. Christman	80,013	*
Thomas A. Ciccone	40,799	*
Jeanette A. Press (4)	—	*
David P. Reiland	150,995	*
Daniel E. Schueller	110,959	*
Sachin M Shivaram (5)	—	*
Thomas A. Wagner	91,518	*
Cary B. Wood	98,155	*
All current executive officers and directors as a group (12 persons)	1,077,058	5.1%

*      Less than 1%.

(1)   Based on [20,918,000] shares of our Common Stock issued and outstanding as of the Record Date. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of the Record Date, or within sixty (60) days of the Record Date, are treated as outstanding when determining the percentage owned by such individual and when determining the percentage owned by a group.

(2)  Based solely on information contained in a Schedule 13G/A filed on January 27, 2023 by Grace & White, Inc., a New York corporation, as investment adviser (“Grace & White”). Grace & White holds sole voting power with respect to 501,784 shares and sole dispositive power with respect to 1,607,542 shares. Grace & White is located at 515 Madison Avenue, Suite 1700, New York, NY 10022.

(3)  Based on information contained in a Schedule 13G/A filed on February 6, 2023 by Delaware Charter Guarantee & Trust Company dba Principal Directed Trust Company as Trustee for the Broadwind, Inc. Employees’ 401(k) Plan, as updated as of the Record Date based on the records available to the Company. The Broadwind, Inc. Employees’ 401(k) Plan holds 1,220,180 shares of common stock. The shares of common stock held by executive officers are included in their respective share count.

(4)  Jeanette A. Press was appointed to the Board on March 22, 2023.

(5)  Sachin M. Shivaram was appointed to the Board on November 2, 2022.

DIRECTORS AND DIRECTOR COMPENSATION

The names and ages of all of our director nominees, all of which are currently serving as directors, and the positions held by each are set forth below.

Name	Age	Position
Cary B. Wood (2)	56	Chairman of the Board
Eric B. Blashford	58	Director; President and CEO
Philip J. Christman (1) (2) (3)	59	Director
Jeanette A. Press (1) (3)	47	Director
David P. Reiland (1) (3)	69	Director
Sachin M. Shivaram (1) (2)	44	Director
Thomas A. Wagner (2) (3)	71	Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Governance/Nominating Committee.

Cary B. Wood has served as a member of the Board since May 18, 2016, and as Chairman since April 2022.  He served as Lead Director from March 2020 until April 2022. He is Chairman of the Compensation Committee and is designated a financial expert. Mr. Wood also served on the Audit Committee from May 2016 to March 2022. In December 2019, Mr. Wood was named Chief Executive Officer of Grede Holdings, LLC, a full-service supplier of ductile and gray iron metal components and solutions for the automotive, heavy truck and  other industrial end markets. From July 2017 to January 2019, Mr. Wood was the President and Chief Executive Officer of Angelica Corporation, a leading provider of textiles to the healthcare industry. He served as Chief Executive Officer and director of Sparton Corporation (NYSE: SPA) from November 2008 to February 2016, and as its President from April 2009 to February 2016. From August 2004 to November 2008, Mr. Wood served in several roles, including interim Chief Executive Officer and Chief Operating Officer, for Citation Corporation, now Grede Holdings, LLC.  Since 2017, Mr. Wood has been a member of the Board of Directors of Westell Corporation (NASDAQ: WSTL) where he chairs the Compensation Committee and is a member of the Audit Committee.  Mr. Wood has served on the Board of Directors of M&G Duravent, Inc., a privately-held venting systems firm, since January 2017. Mr. Wood served on the Board of Directors of Vishay Precision Group, Inc. (NYSE: VPG), a designer, manufacturer and marketer of resistive foil technology, sensors and sensor-based systems for niche industrial applications from March 2016 until his term expired in May 2018. Mr. Wood began his career with General Motors Corporation, followed by a move to United Technologies Corporation, where he served in a variety of general management, operations and engineering roles. Mr. Wood received a Bachelor of Science degree in Technology from Purdue University in 1989, a Master of Science degree in Industrial Operations in the School of Management from Lawrence Technological University in 1995, and a Master of Business Administration degree in Finance from Loyola University-Chicago in 2014. Mr. Wood has been CEO in both public and private company settings. He has extensive background in authoring and execution of turnaround and growth strategies. Mr. Wood has extensive executive management experience that have been utilized in a number of turnarounds including post bankruptcy stand ups, public company carve-outs as well as operating turnarounds. Mr. Wood has led a significant number of acquisitions with more than a dozen in the public domain. The Governance/Nominating Committee concluded that Mr. Wood should serve as a director nominee as of the date of this Proxy Statement on the basis of his broad experience in manufacturing, corporate governance leadership, mergers and acquisitions and business turnaround, operations, risk assessment and management, strategic planning, global business, public and private company executive leadership.

Eric B. Blashford has served as a member of the Board and as our President and CEO since March 1, 2020. Prior to that, Mr. Blashford served as our Chief Operating Officer from May 2018 to February 2020 and President of Broadwind Heavy Fabrications, Inc. formerly known as Broadwind Towers, Inc (“Broadwind Towers”), a precision manufacturer of structures, equipment and components for clean technology and other specialized applications from October 2014 to May 2019. From January 2012 to October 2014, he served as President of a group of businesses owned by The Heico Companies, LLC, including Barko Hydraulics, LLC, Pettibone Traverse Lift, LLC, and Tiffin Parts, LLC, all of which are manufacturers of heavy duty off road vehicles (and parts) for the forestry, material handling, oil and gas, and construction industries. For the five years prior to joining Heico, Mr. Blashford served as President for a group of companies owned by The Scott Fetzer Co., servicing the truck equipment, electrical fittings and industrial equipment markets. He started his career with Waltco Truck Equipment Company, where he served in various accounting and operational roles. Mr. Blashford holds a Bachelor of Science degree in Accounting from the University of Akron and a Masters of Business Administration from Kent State University, and is a registered Certified Public Accountant (non-practicing) in the state of Ohio. The Governance/Nominating Committee concluded that Mr. Blashford should serve as a director nominee as of the date of this Proxy Statement because of his extensive knowledge and understanding of our business and expertise in manufacturing, product development, accounting, finance, corporate governance, mergers and acquisitions, business turnarounds, operations, strategic planning, and public and private company executive leadership.

Philip J. Christman has served as a member of the Board since October 22, 2018. He is Chairman of the Governance/Nominating Committee and a member of the Audit Committee and the Compensation Committee. Mr. Christman has served as the President, Operations of Navistar International Corporation (with its affiliates, “Navistar”), a leading manufacturer of commercial trucks, buses, defense vehicles, and engines, from May 2017 until his retirement in 2022. Prior to holding this position, he held various positions with Navistar, including Vice President, Strategy from June 2015 to May 2017, Chief Procurement Officer from November 2014 to June 2015, Vice President, Engineering from July 2014 to November 2014, President, Global Business from November 2008 to July 2014, Vice President General Manager Vocational Trucks from June 2006 to November 2008. Earlier in his career Mr. Christman held various leadership roles in operations. Since August 2022, Mr. Christman has been a member of the Board of Directors of Allison Transmission Holdings, Inc., a manufacturer of commercial duty automatic transmissions and hybrid propulsion systems (NYSE: ALSN), where he is a member of the Audit Committee and the Compensation Committee. Mr. Christman received a Bachelor of Science degree in Mechanical Engineering from Indiana Institute of Technology and a Master of Business Administration from Ball State University. The Governance/Nominating Committee concluded that Mr. Christman should serve as a director nominee as of the date of this Proxy Statement on the basis of his extensive knowledge in manufacturing, corporate governance  leadership and participation, engineering, government/regulatory and public policy, operations, strategy, business turnaround and global business.

Jeanette A. Press  has served as a member of the Board since March 22, 2023. She is a member of the Audit Committee and is designated a financial expert, and is also a member of the Governance/Nominating Committee. Ms. Press served as the Chief Financial Officer, Controller and Principal Accounting Officer for CMC Materials, Inc. (“CMC”) (Nasdaq: CCMP), a global supplier of consumable materials primarily to semiconductor manufacturers from November 2021 until CMC’s merger with Entegris (Nasdaq: ENTG) in July 2022. In that role, Ms. Press led the company’s global functions of internal audit, tax, treasury, FP&A, accounting and financial reporting. Since June 2020, Ms. Press has served as CMC’s Controller and Principal Accounting Officer. While at CMC, Ms. Press utilized her financial expertise on transforming the finance organization, strategic acquisitions and acting as the key finance leader in the sale of CMC to Entegris. Ms. Press currently serves as a Senior Advisor on the integration of the two companies. Ms. Press previously served as Vice President, Controller and Principal Accounting Officer for Univar Solutions (NYSE: UNVR), a global chemical distributor, and USG Corporation (NYSE: USG), a manufacturer and distributor of high-performance building systems. Prior to USG, Ms. Press served 13 years in the audit practice at KPMG, LLP. Ms. Press also serves on the board and is chair of the advancement committee for The Conservation Foundation, a not-for-profit land and watershed conservation organization dedicated to preserving and restoring open space, protecting rivers and watersheds, and promoting environment stewardship, and is an advisory board member for the Loyola University Accounting program. Ms. Press graduated magna cum laude with a B.B.A. in Accounting from Loyola University. She is a licensed Certified Public Accountant and a certified board director by the National Association of Corporate Directors. The Governance/Nominating Committee concluded that Ms. Press should serve as a director nominee as of the date of this Proxy Statement on the basis of her broad knowledge of mergers and acquisitions, risk assessment and management, government/regulatory and public policy, strategy, business turnaround and global business development.

David P. Reiland has served as a member of the Board since April 16, 2008. He served as Chairman of the Board from May 17, 2010 to February 29, 2020.  He is Chairman of the Audit Committee and is designated as a financial expert, and is also a member of the Governance/Nominating Committee. Mr. Reiland was employed by Magnetek, Inc. (“Magnetek”) from August 1986 until January 2009, where he held numerous high-level positions, including Executive Vice President, Chief Financial Officer, Controller and Vice President of Finance, and served as CEO and President of Magnetek from October 2006 until October 2008. He also served on the board of directors of Magnetek from October 2006 to September 2015. Magnetek develops, manufactures and markets power and motion control systems and was a public company until its acquisition by Columbus McKinnon Corporation in September 2015. Mr. Reiland is a Certified Public Accountant who holds an undergraduate degree in financial management from California State University, Long Beach, and a Master of Business Administration degree from the University of Southern California. The Governance/Nominating Committee concluded that Mr. Reiland should serve as a director nominee as of the date of this Proxy Statement on the basis of his extensive knowledge in strategy development and execution, mergers, acquisitions and divestitures, operating and financial restructuring, SEC reporting and Sarbanes-Oxley Act compliance, public and private capital transactions, and investor, and shareholder relations.

Sachin M. Shivaram has served as a member of the Board since November 2, 2022. He is a member of the Compensation Committee and the Audit Committee. Since June of 2019, Mr. Shivaram has been Chief Executive Officer of Wisconsin Aluminum Foundry, a vertically integrated provider of aluminum and copper-based alloy castings for a wide variety of industries. Mr. Shivaram was the President of Sierra Aluminum from July 2018 to June 2019, President of Pressure Vessel Group from June 2016 to July 2018, and Managing Director of the Main Steel Division from October 2017 to June 2019, each a division of Samuel, Son & Co., a $3 billion privately held company with business units in the U.S. and Canada focused on metal processing and manufacturing. Mr. Shivaram served in several positions at Tenaris S.A., a producer of steel pipe and tube for oil and gas applications.  He served as the Director, Mid-Continent from October 2015 to June 2016 and Director, Rig Services Distribution from October 2014 to September 2015. From September 2013 to October 2014, Mr. Shivaram held the position of Vice President, Commercial and from December 2012 to September 2013 he was the General Manager, Metallics Purchasing at Severstal North America, a flat roll steel mill. From May 2007 to December 2012, Mr. Shivaram served in several roles including Head of Strategy & Marketing and Sales Director, Marketing at ArcelorMittal, the world’s largest steel producer. Mr. Shivaram is a member of the Board of Directors of Lodge Cast Iron, Wisconsin Center for Manufacturing and Productivity and the National Association of Manufacturers. Mr. Shivaram received a Bachelor of Arts degree in history and literature from Harvard University, a Master of Philosophy, Social and Political Science from the University of Cambridge, and a Juris Doctor from Yale Law School. He is licensed to practice law in the State of Wisconsin. The Governance/Nominating Committee concluded that Mr. Shivaram should serve as a director nominee as of the date of this Proxy Statement on the basis of his broad knowledge of manufacturing, corporate governance, mergers and acquisitions, operations, risk assessment and management, government/regulatory and public policy, marketing and sales, strategy, business development and technology, business turnaround and global business development.

Thomas A. Wagner has served as a member of the Board since March 25, 2011. He is a member of the Compensation Committee and the Governance/Nominating Committee. From July 2012 until his retirement in October 2015, Mr. Wagner was the Chief Product Officer at Ogin, Inc., a wind turbine design and supply company. He is currently supporting the design of products with the capability to prevent environmental carbon release.  Mr. Wagner has worked in the diversified energy industry for more than 45 years with assignments addressing Nuclear, Fossil and Renewable Power Generation.  During these assignments, Mr. Wagner has performed engineering design and lead large technical teams of several hundred engineers engaged in design and service functions that improved system reliability, reduced or eliminated environmental emissions and developed intellectual property.  Mr. Wagner holds a Bachelor of Science degree in engineering from Cornell University and a Master of Science degree in mechanics from Rensselaer Polytechnic Institute. The Governance/Nominating Committee concluded that Mr. Wagner should serve as a director nominee as of the date of this Proxy Statement on the basis of his demonstrated technology leadership over the course of his career, as well as his strong technical background and understanding of the products that we provide and the industries in which we operate.

None of our directors are party to any agreement or arrangement that would require disclosure pursuant to NASDAQ Rule 5250(b)(3).  In addition, none of our “related persons” are party to any agreement or arrangement that would require disclosure pursuant to Regulation S-K, Item 404(d).

2022 Director Compensation

For 2022, the Compensation Committee and the Board determined that the compensation paid to non-employee directors for service on the Board and its committees would be adjusted based on market comparisons. Under the Amended and Restated Broadwind, Inc. Board Compensation Program first approved in January 2016 (the “Board Compensation Program”), each eligible non-employee director receives an annual equity grant of restricted stock units (“RSUs”) with a grant value of $50,000 and a cash fee of $12,500 per calendar quarter.

Pursuant to the Board Compensation Program, on April 26, 2022, each of Messrs. Christman, Reiland, Wood, and Wagner was granted a RSU award representing the right to receive 20,833 shares of our common stock upon vesting, valued at $34,791, using a per share price of $1.67 the closing stock price of our common stock on the date of the grant. Mr. Shivaram was granted a RSU award on November 2, 2022, representing the right to receive 14,617 shares of our common stock upon vesting, valued at $23,972 using a per share price of $1.64 the closing stock price of our common stock on the date of the grant. The RSU awards vest one year after the date of grant.

All non-employee directors are subject to our stock ownership guidelines adopted in March 2011, which provide that, within five years of joining the board, each non-employee director shall own a number of shares of our common stock having a value equal to three times the annual cash retainer fees earned by the director in the immediately preceding calendar year. Please see the discussion below under the heading “Stock Ownership Guidelines” for more information.

Each non-employee director is eligible to participate in the Broadwind, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), which was adopted by the Board on October 24, 2007. The Deferred Compensation Plan is an unfunded arrangement subject to the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”). The value of each participant’s account is deemed invested in shares of our common stock and is generally payable upon the director’s departure from the Board. There were no deferments in 2022.

2022 Director Compensation Table

The following table sets forth the 2022 compensation information for our non-employee directors. Mr. Blashford received no additional compensation for his service as a director since he was also serving as our President and CEO. Ms. Press did not serve as a director in 2022. The compensation received by Mr. Blashford as our employee is set forth in the 2022 Summary Compensation Table set forth in this Proxy Statement.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Other	Total
Cary B. Wood	$50,000	$34,791	$—	$84,791
Director, Chairman of the Board
Stephanie K. Kushner (3)	$16,667	$—	$—	$16,667
Director, Former Chairman of the Board
Thomas A. Wagner	$50,000	$34,791	$—	$84,791
Director
David P. Reiland	$50,000	$34,791	$—	$84,791
Director
Philip J. Christman	$50,000	$34,791	$—	$84,791
Director
Sachin M. Shivaram (4)	$8,152	$23,972	$—	$32,124
Director

(1) Represents fees earned for service in 2022, regardless of when paid.

(2)  As of 12/31/2022, each of Messrs. Reiland, Wagner, Wood, and Christman had outstanding 20,833 RSUs scheduled to vest on April 26, 2023 with the exception of Mr. Shivaram who had outstanding 14,617 RSU’s scheduled to vest on November 2, 2023. Ms. Kushner who forfeited her stock awards when her service as a director terminated. Stock Awards represents the aggregate grant date fair value of RSUs awarded during 2022, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“ASC Topic 718”), under the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan (the “A&R 2015 EIP”), and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of these awards are discussed in Note 14 to our consolidated financial statements included in our Annual Report. Each director, other than Mr. Shivaram, was granted a RSU award representing the right to receive 20,833 shares of our common stock upon vesting, valued using a per share price of $1.67, the closing stock price for our common stock on the date of grant. On November 2, 2022, Mr. Shivaram was granted a RSU award representing the right to receive 14,617 shares of our common stock upon vesting, valued using a per share price of $1.64, the closing stock price for our common stock on the date of grant.

(3) Ms. Kushner’s director fees ended on the expiration of her term as a member of the Board effective April 25, 2022.

(4) Mr. Shivaram director fees have been pro-rated to reflect his actual fees earned for service as a director of the Company, which began on November 2, 2022.

CORPORATE GOVERNANCE

Independence

The Board has determined that currently and at all times during the year ended December 31, 2022, all members of the Board, other than Mr. Blashford, our President and Chief Executive Officer, are and have been “independent” as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”). Mr. Blashford is not independent since he also serves as an executive officer of the Company. The Board considers in its evaluation of independence information provided by the directors and any nominees in questionnaires and other certifications concerning their relationship to us and any existing related party transactions, which are discussed below in this Proxy Statement in the section entitled “Certain Transactions and Business Relationships.”

Code of Ethics and Business Conduct

We have a written Code of Ethics and Business Conduct (“Code of Ethics”) that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. Our Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website, www.bwen.com, and is available in print, free of charge, to any stockholder who sends a request for a paper copy to Broadwind, Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804. We intend to include on our website any amendment to, or waiver from, a provision of our Code of Ethics that applies to any of our directors or executive officers that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Board Leadership Structure

The Board regularly considers the appropriate leadership structure for the Company. In 2022, the Board was led by an independent Chairman, Mr. Wood. Our Board believes this structure provides an effective leadership model for the Company and helps assure effective independent oversight. However, our Board also believes that no single leadership model is right for all companies and at all times. Depending on the circumstances, other leadership models, such as combining the roles of the Board Chairman and Chief Executive Officer, might be appropriate. The Board and the Governance/Nominating Committee will continue to evaluate the Board’s leadership structure as part of its regular review of corporate governance and succession planning to ensure it remains best suited for the Company and its stockholders.

Risk Oversight

The Board and its Audit Committee play an active role in the oversight of risk and our risk management practices. The Audit Committee primarily is responsible for reviewing financial and compliance risks, with the full Board responsible for other risks. We conduct comprehensive Enterprise Risk Assessments on a periodic basis, and review the results with the Board at a regularly scheduled meeting. We update the Board regularly on actions taken as a result of the Enterprise Risk Assessments. Because of our size and available resources, we do not have a dedicated risk management function; rather, certain of our employees are charged with responsibility for specific risk areas, including for example operational risks, liquidity risks, legal risks, and compliance risks. These individuals make periodic reports to the Board and the Audit Committee on their areas of risk oversight. During 2022, the Board was involved in overseeing, evaluating and providing advisory input into management’s plans and responses to the COVID-19 pandemic and the risks associated therewith.

Stockholder Communications with the Board of Directors

Stockholders may communicate directly with the Board or any of its individual members. Any such communication should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-employee directors, and our Corporate Secretary will forward the communication to our directors, as appropriate. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Broadwind Attn: Corporate Secretary 3240 South Central Avenue Cicero, Illinois 60804

Director Attendance at Annual Meetings

Directors’ attendance at our Annual Meetings can provide our stockholders with an opportunity to communicate with directors about issues affecting us. Our Principles of Corporate Governance encourage our directors to attend the Annual Meetings. All of our then-current directors attended our 2022 Annual Meeting of Stockholders.

Committee and Board of Directors Meetings

During 2022, the Board met eleven (11) times, including in-person and telephonic meetings. The directors also communicated informally to discuss our affairs and, when appropriate, took formal action by unanimous written consent of all directors, in accordance with our Certificate of Incorporation, Bylaws and Delaware law. Executive sessions of the independent directors are scheduled at least twice per year in conjunction with regularly scheduled Board meetings.

The Board has three (3) standing committees: the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.  In 2022, each director attended 100% of the meetings of the Board and of committees of which he was a member, except that Mr. Wagner attended 91% of the meetings of the Board and 91% of the committee meetings of which he was a member due to an illness.

Current Committee Membership

The following table sets forth the current membership of each of the Board’s committees.

Audit Committee	Compensation Committee	Governance/Nominating Committee
David P. Reiland (Chairman)	Cary B. Wood (Chairman)	Philip J. Christman (Chairman)
Philip J. Christman	Philip J. Christman	Jeanette A. Press
Jeanette A. Press	Sachin M. Shivaram	David P. Reiland
Sachin M. Shivaram	Thomas A. Wagner	Thomas A. Wagner

Audit Committee

The Board maintains an Audit Committee currently comprised of four independent directors, including two financial experts (as defined below). The current members of the Audit Committee are Ms. Press and Messrs. Reiland (Chairman), Christman, and Shivaram. The Board and the Audit Committee believe that the Audit Committee’s current member composition satisfies the NASDAQ requirements and the criteria of Section 10A(m)(3) and Rule 10A-3 of the Exchange Act.

Audit Committee Scope of Authority and Charter

The primary function of the Audit Committee is assisting the Board with oversight responsibilities, including with respect to the following: (a) the financial reports and other material financial information we provide to any governmental body or the public; (b) the relationship with our independent accountants (including appointment and compensation) who report directly to the Audit Committee; (c) pre-approval of all audit services and non-audit services to be performed by our independent accountants; (d) our systems of internal and external reporting processes and internal controls regarding finance, accounting, legal compliance and ethics; (e) oversight with respect to related party transactions and any complaints received by us regarding accounting, internal accounting controls and auditing; (f) preparation of an annual Audit Committee Report to be presented to the Board; and (g) our auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Audit Committee met four (4) times in 2022.

Audit Committee Financial Expert

The Board has determined that Mr. Reiland and Ms. Press are “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K. Mr. Wood was designated as an “audit committee financial expert” during the time he served as a member of the Audit Committee. The designation of Mr. Reiland and Ms. Press as audit committee financial experts does not impose on Mr. Reiland and Ms. Press any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on Mr. Reiland and Ms. Press as members of the Audit Committee and the Board in the absence of such designation or identification.

Audit Committee Report

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the Company’s accounting, auditing, and financial reporting practices. In discharging its responsibilities regarding the audit process, the Audit Committee:

1.	reviewed and discussed the audited financial statements with management;

2.	discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, as amended (Communications with Audit Committees); and

3.

received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Members of the Audit Committee:
David P. Reiland (Chairman)
Philip J. Christman
Jeanette A. Press*
Sachin M. Shivaram
Cary B. Wood**

*Ms. Press was appointed to the Audit Committee on March 22, 2023.

**Mr. Wood served as a member of the Audit Committee until March 22, 2023.

Compensation Committee

Responsibility for evaluating our compensation policies, oversight of management’s performance and recommendations regarding compensation of senior management has been delegated by the Board to the Compensation Committee. The current members of the Compensation Committee are Messrs. Wood (Chairman), Christman, Shivaram, and Wagner. The Board believes that each member of the Compensation Committee satisfies the independence requirements of NASDAQ Rule 5605(d) and Rule 10C-1 under the Exchange Act.

Compensation Committee Scope of Authority and Charter

Under the Compensation Committee’s written charter, the primary duties and responsibilities of the Compensation Committee include the following: (a) periodically review our philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective; (b) annually consider  strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible; (c) review individual and Company performance goals and objectives of our CEO and other senior management, evaluate such officers’ performance in light of these goals, and determine and approve appropriate compensation levels and equity grants; (d) oversight with respect to compensation policies and plans, including incentive plans, equity plans, benefits, and perquisites of senior management; (e) general oversight and risk assessment with respect to human resources policies, strategies and programs and employee benefit plans; (f) recommend compensation plans for members of the Board; and (g) assess potential conflicts of interest raised by the work of compensation consultants that are involved in determining or recommending executive or director compensation. The Compensation Committee’s charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Compensation Committee met four (4) times in 2022.

The Board and the Compensation Committee make compensation decisions regarding our executive officers. In making compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of our CEO and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to our CEO and any other officer of the Company or our subsidiaries so designated by our CEO. Other than giving such recommendations, however, our CEO and other senior management have no formal role and no authority to determine the amount or form of executive and director compensation.

The Compensation Committee may, at our expense, retain legal counsel (which may be, but need not be, our regular corporate counsel) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such consultants’ and advisors’ fees and other retention terms and to terminate its relationship with any such consultant or advisor. The Compensation Committee will assess the independence of any such legal counsel, consultants or advisors to the extent required by applicable SEC and NASDAQ rules. For additional information regarding these services, please see the discussion entitled “Role of Compensation Consultant” included in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual Compensation Committee members.

Governance/Nominating Committee

The current members of the Governance/Nominating Committee are Ms. Press and Messrs. Christman (Chairman), Reiland and Wagner. The Board believes that each member of the Governance/Nominating Committee satisfies the independence requirements of NASDAQ Rule 5605(e). The nominees for election to the Board at the Annual Meeting were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Governance/Nominating Committee met three (3) times in 2022.

The Governance/Nominating Committee reviews director nominees proposed by stockholders. A stockholder who wishes to recommend one or more director nominees must provide a written recommendation to our Corporate Secretary, at Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804. In order to recommend a nominee for director at an Annual Meeting pursuant to our Bylaws, our Corporate Secretary must receive the written nomination not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (or, if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, the written nomination must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs).

Our Bylaws require that a notice of a recommendation must include:

●	with respect to the stockholder giving the notice:

●	the name and record address of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made,

●	the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder or such beneficial owner,

●

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any shares of our stock (which information shall be updated by such stockholder and beneficial owner, if any, as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten days after such record date or dates, and in any event, not later than one business day prior to the date of the Annual Meeting),

●

a description of all arrangements or understandings between such stockholder or beneficial owner and each proposed director nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder,

●	a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the person(s) named in its notice, and

●

any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

●	with respect to the director nominee:

●	the name, age, business address, and residence address of such director nominee,

●	the principal occupation or employment of such director nominee,

●	the class or series and number of shares of our capital stock which are owned beneficially or of record by such director nominee,

●

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such director nominee with respect to any shares of our stock (which information shall be updated by such stockholder as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten days after such record date or dates, and in any event, not later than one business day prior to the date of the Annual Meeting), and

●

any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed director nominee being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in our Bylaws.

The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for, and the tenure of the members of, the Board; for developing and recommending to the Board our Principles of Corporate Governance; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

The Governance/Nominating Committee will consider candidates for the Board who are recommended by stockholders, directors, third party search firms engaged by us, and other sources. When selecting candidates for recommendation to the Board, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

●

independence standards, the presence of any material interests that could cause a conflict between our interests and the interests of the director nominee, and the director nominee’s ability to exercise his or her best business judgment in the interest of all our stockholders;

●	the director nominee’s willingness to adhere to our Code of Ethics;

●

the director nominee’s ability to devote sufficient time to the business of the Board and at least one of the standing committees of the Board, in light of the number of other boards on which the director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the director nominee;

●	the appropriate size and the diversity of the Board;

●

the knowledge, skills and experience of the director nominee, including experience in the industries in which we operate, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	the director nominee’s familiarity with domestic and international business matters;

●	legal and regulatory requirements that are applicable to us;

●	the director nominee’s experience with accounting rules and practices;

●	the director nominee’s ability to enhance the relationship of our business to the changing needs of society; and

●	the desire of the Board to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

In February 2015, the Board amended our Principles of Corporate Governance to establish a mandatory retirement age of 72 years old for directors, provided that the Board may choose to make an exception to this policy when it determines that doing so would be in the best interests of the Company and our stockholders.

The Governance/Nominating Committee believes in an expansive definition of diversity that includes differences of gender, ethnicity, sexual orientation and other underrepresented groups as well as experience, education and talents, among other things. The Broadwind, Inc. Governance/Nominating Committee Policies for Director Nominations and Stockholder Proposals is available on our website, www.bwen.com.

The NASDAQ diversity matrix is set forth below as required under the listing requirements of NASDAQ.

Board Diversity Matrix

Board Diversity Matrix (As of March 22, 2023)
Total Number of Directors - 7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

EXECUTIVE OFFICERS

The names and ages of our current executive officers and the positions held by each are as follows:

Name	Age	Position
Eric B. Blashford	58	President and Chief Executive Officer
Hayes M. Kennedy	60	Vice President and Chief Human Resource Officer
Thomas A. Ciccone	48	Vice President and Chief Financial Officer
Daniel E. Schueller	59	President, Broadwind Heavy Fabrications, Inc.
Gilbert M. Mayo, Jr.	61	President, Broadwind Industrial Solutions, LLC
Wayne W. Hanna	69	President, Brad Foote Gear Works, Inc.

Eric B. Blashford has served as member of the Board and as President and CEO since March 1, 2020. Prior to that, Mr. Blashford served as Chief Operating Officer of Broadwind from May 2018 to February 2020 and President of Broadwind Heavy Fabrications, Inc., formerly known as Broadwind Towers from October 2014 to May 2019. From January 2012 to October 2014, he served as President of a group of businesses owned by The Heico Companies, LLC, including Barko Hydraulics, LLC, Pettibone Traverse Lift, LLC, and Tiffin Parts, LLC, all of which are manufacturers of heavy duty off road vehicles (and parts) for the forestry, material handling, oil and gas, and construction industries. For the five years prior to joining Heico, Mr. Blashford served as President for a group of companies owned by The Scott Fetzer Co., servicing the truck equipment, electrical fittings, and industrial equipment markets. He started his career with Waltco Truck Equipment Company, where he served in various accounting and operational roles. Mr. Blashford holds a Bachelor of Science in Business Administration degree in Accounting from the University of Akron and a Master of Business Administration degree from Kent State University, and is a registered Certified Public Accountant (non-practicing) in the state of Ohio.

Hayes M. Kennedy has served as our Vice President and Chief Human Resource Officer since August 17, 2020. From October 2014 to May 2020, he served as Vice President of Human Resources of CHS, Inc. (NASDAQ: CHSCP, CHSCO, CHSCN, CHSCM, CHSCL), a leading farmer-owned cooperative and a global energy, grains and foods company. For the six years prior to joining CHS, Inc., Mr. Kennedy served as Senior Human Resource Director of The Gavilon Group, LLC and three years at ConAgra Foods Inc. as the Human Resource Director. Mr. Kennedy holds a Bachelor of Science from Cornell University- School of Industrial and Labor Relations.

Thomas A. Ciccone has served as our Vice President and Chief Financial Officer since August 10, 2022. Prior to that Mr. Ciccone served as Vice President and Principal Accounting Officer since October 1, 2021, Corporate Controller, Assistant Treasurer and Assistant Secretary from July 2017 to September 2021. He joined Broadwind in 2008 as Accounting Manager, and has since held various corporate finance roles including Director of Finance and Manager of External Reporting. Prior to joining Broadwind, Mr. Ciccone began his career with Ernst & Young LLP and served in an audit/attestation role for five years. He also served as Controller at Assistive Technology Group, Inc. for five years. Mr. Ciccone is a Certified Public Accountant (non-practicing) in the state of Illinois and holds a Bachelor of Science in Accounting from the University of Illinois at Urbana-Champaign.

Daniel E. Schueller has served as President of Broadwind Heavy Fabrications, Inc. since May 2019. He served as President of Brad Foote Gear Works, Inc., a subsidiary of the Company specializing in custom gear manufacturing, from May 2016 to April 2019 and from April 2010 to March 2013. In the interim period, Mr. Schueller was Vice President of Parts and Service for Federal Signal Corporation (NYSE: FSS) and Vice President of Bronto Skylift Oy Ab (a subsidiary of Federal Signal Corporation) in Tampere, Finland, a manufacturer of truck mounted aerial equipment for fire protection and industrial applications. Prior to that position, he was Vice President/General Manager Parts and Service and Vice President/General Manager of Vactor Manufacturing Inc., a part of the Environmental Solutions Group of Federal Signal Corporation, from March 2003 to April 2010. Mr. Schueller previously held manufacturing positions at Tecumseh Engines and at Case New Holland. Mr. Schueller earned a Bachelor of Science Degree in Mechanical Engineering Technology from the Milwaukee School of Engineering, and a Master of Business Administration degree from St. Ambrose University. He currently serves on the Board of Directors of HCC Inc., a supplier of combine components to the agricultural industry, and was previously on the Advisory Board of the Illinois Manufacturing Excellence Center.

Gilbert M. Mayo has served as President of Broadwind Industrial Solutions, LLC (“BIS”) since September 2018.  Mr. Mayo was the General Manager, Heavy Fabrications, at Broadwind Towers from January 27, 2015 to October 1, 2017 until his appointment as President of BIS. Prior to joining Broadwind, Mr. Mayo spent over sixteen years in the Scott Fetzer Company, serving in various leadership roles, including President of the Halex Company, a leading national manufacturer of electrical fittings and accessories.  He held senior operations leadership positions in both the Fort James Company and Michelin Tire Corporation.  Mr. Mayo served as an officer in the United States Marine Corps for five years.  Mr. Mayo holds a Bachelor of Science degree from the United States Naval Academy, a Master of Arts degree from Webster University and a Master of Business Administration degree from Clemson University.

Wayne W. Hanna has served as President of Brad Foote Gear Works, Inc., a subsidiary of the Company specializing in custom gear manufacturing, since May 2019. He brings over thirty years of experience as a business leader with a broad array of global manufacturing companies. Mr. Hanna has extensive expertise in operations, continuous improvement, and corporate development. Prior to joining Broadwind, Mr. Hanna served as a process improvement consultant with Crowe, LLP  a public accounting, consulting, and technology firm, from April 2017 to April 2019. Previously, he was President and Chief Executive Officer of Cotta Transmission Company, a manufacturer of industrial and high-speed gearboxes from November 2011 to January 2017. Earlier in his career he held senior leadership positions of increasing responsibility at ABP Induction, Gemcor, Monarch Machine Tool Company and FMC Corporation. Mr. Hanna holds a Master of Business Administration in Finance from The George Washington University and bachelor’s degrees in Chemical Engineering and Economics from Bucknell University.

COMPENSATION DISCUSSION AND ANALYSIS

Business Summary

Broadwind is a precision manufacturer of structures, equipment and components for clean technology and other specialized applications. We provide technologically advanced high value products to customers with complex systems and stringent quality standards that operate in energy, mining and infrastructure sectors, primarily in the United States of America (the “U.S.”). Our capabilities include but are not limited to the following: heavy fabrications, welding, metal rolling, coatings, gear cutting and shaping, gearbox manufacturing and repair, heat treat, assembly, engineering and packaging solutions.

We were incorporated in 1996 in Nevada as Blackfoot Enterprises, Inc., and through a series of subsequent transactions, became Broadwind Energy, Inc., a Delaware corporation, in 2008. Through acquisitions in 2007 and 2008, we focused on expanding upon our core platform as a wind tower manufacturer, established our Gearing segment, and developed and broadened our industrial fabrications capabilities. In early 2017, we acquired Red Wolf Company, LLC, a kitter and assembler of industrial components primarily supporting the global gas turbine market. In 2020, we rebranded to Broadwind, Inc., a reflection of our diversification progress to date and our continued strategy to expand our product and customer diversification outside of wind energy. Effective with our 2020 rebranding, we renamed certain segments. Our Towers and Heavy Fabrications segment was renamed to Heavy Fabrications and our Process Systems segment was renamed to Industrial Solutions. Our Gearing segment name remained the same.

For a more detailed discussion of our business, please see Item 1, “Business”, of our Annual Report.

2022 Business Highlights

●

2022 results were positively impacted by increased demand and related order intake levels as the end-markets served continue to recover from the impacts of the COVID-19 pandemic, which was a comparatively greater headwind for our business in 2021.  Although still an hinderance, we experienced reduced supply chain disruptions during 2022. For the full year 2022; orders, revenues and operating income improved in each operating segment when compared to 2021.

●

From a commercial perspective, we continued to experience strong order intake in most of the end-markets served.  2022 orders were at or near record order levels within each of our operating segments, and we ended the year with $297 million in backlog, a $191 million, or 179%, increase as compared to the prior year-end.

●	Total cash and excess availability under the Company’s credit facility increased $25.2 million, or 169% to $40.1 million when compared to the prior year.

COVID-19 Pandemic

Our facilities continued to operate as essential businesses in light of the customers and markets served. However, through December 31, 2022, we have experienced an adverse impact to our business, operations and financial results as a result of this pandemic due in part to manufacturing inefficiencies associated with supply chain disruptions and employee staffing constraints due to the spread of the COVID-19 pandemic. In response to the pandemic, we continue to right-size our workforce and delay certain capital expenditures. In future periods, we may experience weaker customer demand, requests for extended payment terms, customer bankruptcies, additional supply chain disruption, employee staffing constraints and difficulties, government restrictions or other factors that could negatively impact the Company and its business, operations and financial results. As we cannot predict the duration or scope of the pandemic, including in light of the emerging variants, or its impact on economic and financial markets, any negative impact to our results cannot be reasonably estimated, but it could be material.

Although the long-term effects of COVID-19 remain unknown, the availability of vaccines and reopening of state and local economies have improved the outlook for recovery from COVID-19 impacts.  However, we continue to monitor closely the Company’s financial health and liquidity and the impact of the pandemic on the Company, including emerging variants. We have been able to serve the needs of our customers while taking steps to protect the health and safety of our employees, customers, partners, and communities. Among these steps, we follow the guidance provided by the U.S. Centers for Disease Control and Prevention.

2022 Named Executive Officers (NEOs)

Our Named Executive Officers for 2022 are:

Name	Position
Eric B. Blashford	President and Chief Executive Officer
Thomas A. Ciccone	Vice President and Chief Financial Officer
Daniel E. Schueller	President, Broadwind Heavy Fabrications, Inc.

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to support the overall objective of maximizing long-term stockholder value by aligning the interests of our executive officers with the interests of our stockholders, and rewarding executive officers for achieving Company and strategic objectives as established by the Compensation Committee. The executive compensation program is also designed to provide compensation opportunities that attract and retain the services of talented and experienced leaders vital to our short and long-term success. This Compensation Discussion and Analysis provides a description of the material elements of our executive compensation practices for our executive officers. This description should be read in conjunction with the Summary Compensation Table and related compensation tables in this Proxy Statement.

How We Make Compensation Decisions

Pay for Performance Alignment

Our executive compensation program is intended to align the interests of our executive officers with those of our stockholders using performance based incentives. The Compensation Committee designed the executive compensation program so that variable pay elements (performance-based bonuses and long-term incentives) constitute a significant portion of the target compensation opportunity for each executive officer.

Corporate Governance Framework

The Compensation Committee engages in an ongoing review of our executive compensation program to ensure that it supports our compensation policy and ultimately serves the interests of our stockholders. Following are highlights of our corporate governance framework, which the Compensation Committee believes reinforces our pay for performance philosophy:

●	Significant Compensation at Risk: Variable pay comprises a significant portion of our executive compensation.

●	No Excise Tax Gross-up Payments on Change in Control Benefits: Our executive compensation arrangements do not include excise tax gross-up payments in the event of a change in control.

●

Limited Perquisites and Other Benefits:  We do not provide our executive officers with perquisites such as Company vehicles, club memberships, financial planning assistance, tax preparation or other benefits. We do not offer a service-based defined benefit pension plan to our employees.

●

Stock Ownership Guidelines:  We require our executive officers and directors to meet stock ownership guidelines (ranging from one to five times annual base salary in the case of executive officers and three times annual cash retainer fees in the case of directors). The stock ownership guidelines are described in more detail below in the section entitled “Stock Ownership Guidelines.”

●

Anti-Hedging and Anti-Pledging Policies: We have adopted policies whereby directors, officers and certain other key employees are prohibited from entering into hedging transactions or similar arrangements with respect to our securities and may not pledge our securities as collateral for a loan.

●	Benchmarking Process: The Compensation Committee reviews the external marketplace and our peer group in order to factor in current competitive and best practices when making compensation decisions.

●

Clawback Policy: We adopted a policy whereby the Compensation Committee may in its discretion and to the extent legally permitted, require the return, repayment or forfeiture of any annual or long-term incentive payment or award made or granted to any current or former executive officer during the 36-month period following the filing of financial statements that are later the subject of a material negative restatement. The Company will revisit its policy in light of Section 10D of the Securities Exchange Act of 1934, as amended, and the NASDAQ requirements relevant thereto.

●	Use of Independent Compensation Consultant: The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant.

Role of Compensation Consultant

Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. The Compensation Committee has engaged FW Cook, an independent compensation consultant, to advise the Compensation Committee on certain executive compensation matters, including with respect to benchmarking, compensation trends and retention practices. In 2022, FW Cook performed the following services for the Compensation Committee:

●

Provided the Compensation Committee with updates on current trends, regulatory developments and best practices in executive compensation, including insight regarding Pay Versus Performance as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K; and

●

Advised the Compensation Committee regarding various compensation design and reporting matters (with respect to both executive compensation and Board compensation), and attended four (4) Compensation Committee meetings held during the year.

Role of Senior Management in Compensation Decisions

The Board and the Compensation Committee make compensation decisions regarding our executive officers. However, in making executive compensation decisions, the Compensation Committee seeks and considers input from senior management. Senior management regularly participates in the Board’s and the Compensation Committee’s activities in the following specific respects:

●

Our CEO reports to the Compensation Committee with respect to evaluation of the performance of other executive officers. Our CEO makes recommendations as to compensation decisions for these individuals, including base salary levels and the amount and mix of incentive awards. Our CEO is not present when the Compensation Committee deliberates and approves changes to his compensation.

●

Our CEO and Chief Human Resource Officer develop and recommend for consideration by the Compensation Committee performance objectives and targets for our incentive compensation programs. The Compensation Committee makes final determinations of performance objectives and targets.

Consideration of Prior Year Say-on-Pay Vote

In the Compensation Committee’s 2022 compensation setting process, the Compensation Committee considered the results of the votes cast on the “say-on-pay” proposal at our 2021 Annual Meeting of Stockholders and determined that our executive compensation philosophy, objectives and elements continue to be appropriate and align with stockholder interests. In 2022, the Company received a 95% vote in favor of the “say-on-pay” advisory proposal. Accordingly, the Compensation Committee did not make any changes to our 2022 executive compensation program in response to the “say-on-pay” vote.

Use of Peer Group

The Compensation Committee uses a customized peer group for benchmarking purposes. The peer group has been revised and/or updated periodically, following recommendations from the Compensation Committee’s independent compensation consultant. The Compensation Committee considered the appropriate peer group in February 2022 based on criteria that included industry classification, annual revenue, and market capitalization. There were no changes to the peer group from the previous year. Following this review, the Compensation Committee approved the following peer group for 2022 executive compensation benchmarking purposes:

American Super Conductor	Eastern Company	Perma-Pipe International Holdings, Inc.
Argan	Graham Corporation	Preformed Line Products
Capstone Green Energy Corporation	Hurco Companies, Inc.	Thermon Group
DMC Global Inc.	Orion Energy System	Twin Disc, Incorporated

Elements of Compensation

Overview

The Compensation Committee has implemented a formalized compensation structure for our executive officers that includes base salary, an annual incentive opportunity, and long-term incentives. In allocating compensation among these components, the Compensation Committee believes that each executive officer’s target compensation should include a significant performance based component. The Compensation Committee does not solely use a formulaic approach in determining the weighting of each component of total compensation. Rather, in setting each separate component of compensation, the Compensation Committee evaluates the total compensation package of each executive officer relative to market, peers and performance.

Components

Base Salary

We pay our executive officers fixed annual salaries, which provide a degree of financial stability and are intended to reflect the competitive marketplace, to attract and retain quality executive officers. The Compensation Committee reviews base salaries for all executive officers on an annual basis. In determining the base salary for each executive officer, the Compensation Committee assesses the responsibilities associated with the executive officer’s position, individual contributions and performance, skill set, prior experience, and the external market for the position. Although the median of peer group and other external market data is used as a benchmark to set base salaries for our executive officers, actual base salaries may be higher or lower than the median based on the factors set forth above.

Annual Incentive Opportunity

We provide our executive officers with short-term incentive compensation through our annual cash bonus program, the Executive Short-Term Incentive Program (the “STIP”). The STIP is designed to reward our executive officers for achieving pre-established performance goals. The Compensation Committee administers the STIP, including setting annual incentive goals for performance against both financial targets and key business objectives, and then assessing actual performance against those targets at the end of the incentive period. Under the STIP, each executive officer has an annual target bonus opportunity equal to a fixed percentage of base salary, which takes into account peer group market data and the unique skills and contributions of each individual. The STIP target percentage ranges from a minimum of 30% of base salary for certain executive officers, up to 75% of base salary in the case of Mr. Blashford. Actual STIP payouts may range from 0% to 150% of target depending on the level of performance achieved during the year. All payments under the STIP are subject to the discretion of the Compensation Committee.

Long-Term Incentives

We provide our executive officers with long-term incentive compensation through our Executive Long-Term Incentive Program (the “LTIP”), which is administered under the A&R 2015 EIP. The LTIP is designed as a long-term incentive vehicle to retain key executive officers, promote higher levels of Company stock ownership by executive officers, and encourage long-term planning by the senior leadership team. The LTIP is intended to deliver market competitive long-term incentive opportunities that encourage the behaviors and long-term perspective necessary for creating stockholder value. The Compensation Committee administers the LTIP, including setting long-term incentive goals based upon corporate performance and determining the threshold, target, and maximum payout levels for each plan year. Under the LTIP, each executive officer has a target bonus opportunity based on peer group market data and the unique skills and contributions of each individual. In recent years, the LTIP has generally been divided into two components: time-based Restricted Stock Units (RSUs) and performance-based RSUs. For LTIP awards beginning in 2019, the Company retained the right to pay out performance-based RSUs using any combination of cash or shares of common stock.

The chart below shows the targeted total compensation mix for Mr. Blashford, our CEO, for 2022:

2022 Compensation

Base Salary

Base salaries for executive officers are reviewed annually by the Compensation Committee, or when there is a significant change in responsibilities. Mr. Blashford’s annual base salary was increased from $425,000 in 2021 to $431,375 effective June 21, 2022. For additional information regarding the Blashford Employment Agreement, please see the discussion entitled “Employment Agreement with CEO” in this Proxy Statement. Mr. Schueller’s base salary was increased from $262,400 in 2021 to $266,336 effective June 21, 2022. Mr. Ciccone’s base salary was increased from $210,000 in 2022 to $230,000 effective August 1, 2022. The following table sets forth 2022 base salary information for our NEOs:

Executive Officer	Beginning Base Salary	Adjustment Date	New Base Salary
Eric B. Blashford	$425,000	June 21, 2022	$431,375
Daniel E. Schueller	$262,400	June 21, 2022	$266,336
Thomas A. Ciccone	$210,000	August 1, 2022	$230,000

Annual Incentive Opportunity

2022 STIP Payout.  STIP targets for 2022 were based 50% on earnings targets, 25% on revenue from a diverse set of customers and products (“Diverse Revenue”) and 25% on the effective management of working capital.  For the earnings target, the Compensation Committee selected Consolidated EBITDA as the most relevant measure of consolidated financial performance because it believes that it most comprehensively captures the management of revenue, margins, and cash expenses. STIP targets are set for each individual business unit and also for the Company based on consolidated financial performance.  Messrs. Blashford and Ciccone were compensated based on consolidated financial performance of the Company. Mr. Schueller’s STIP is based 50% on results for the Heavy Fabrications business unit segment and 50% on results for the consolidated financial performance of the Company.

The following table shows the threshold, target and maximum 2022 EBITDA targets established for purposes of determining 2022 STIP award payouts for our NEOs:

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2022 Consolidated EBITDA (Consolidated Broadwind)	$4,830,000	$7,875,000	$10,125,000
2022 EBITDA - Heavy Fabrications Segment	$4,840,000	$5,670,000	$7,030,000

For 2022, we reported Consolidated EBITDA of $2,444,000, which was below the threshold amount, resulting in no payout for the consolidated financial performance component of the 2022 STIP for Messrs. Blashford or Ciccone.

For 2022, we reported EBITDA for the Heavy Fabrications segment of $3,545,000, resulting in no payout for the financial performance component of the 2022 STIP for Mr. Schueller.

The following table shows the threshold, target and maximum 2022 Diverse Revenue targets established for purposes of determining 2022 STIP award payouts for our NEOs:

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2022 Consolidated Diverse Revenue	$38,936,000	$48,076,000	$58,434,000
2022 Diverse Revenue - Heavy Fabrications Segment	$24,917,000	$31,146,000	$37,375,000

For 2022, we recorded Consolidated Diverse Revenue of $53,670,000, an achievement above target and below maximum, resulting in a payout of 127.00% of target for this 25% component of the 2022 STIP for Messrs. Blashford and Ciccone.

For 2022, we recorded Diverse Revenue for the Heavy Fabrications segment of $33,950,000, an achievement above the target and below the maximum, resulting in a payout of 123.00% of target for this 25% component of the 2022 STIP for Mr. Schueller.

The following table shows the threshold, target and maximum 2022 targets for Cash Conversion Cycle (“CCC”), a STIP metric introduced in 2019 related to the effective management of working capital. The CCC is calculated using as a 13-point month-end average of: (a) the number of days sales tied up in accounts receivable net of customer deposits; plus (b) the number of days cost of sales tied up in inventories; less (c) the number of days cost of sales financed by accounts payable. The introduction of the CCC target reflects the desire to increase management’s focus on improving the efficiency of the cash conversion process and thereby improve liquidity and reduce interest expense.

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2022 Avg. CCC (days) Consolidated	50	46	42
2022 Avg. CCC (days) - Heavy Fabrications Segment	35	32	28

In 2022, the 13-point CCC averaged 54 days for Consolidated, which was below the threshold amount, resulting in no payout for the cash conversion component of the 2022 STIP for Messrs. Blashford and Ciccone.

In 2022, for Broadwind Heavy Fabrications, the 13-point CCC averaged 25 days, which was above maximum target, resulting in 150% of target for this 25% component of the 2022 STIP for Mr. Schueller.

Based on these factors, total 2022 STIP payouts to the NEOs were as follows:

Executive Officer	2022 STIP Payout
Eric B. Blashford	$101,762
Daniel E. Schueller	$52,706
Thomas A. Ciccone	$26,141

Long-Term Incentives

2020 LTIP Awards:

For 2020, the LTIP was structured as a blend of time-based RSUs and performance-based RSU with a three-year performance period. The value of the award was linked to a targeted percentage of the executive’s base salary, with 45% of the total value denominated in RSUs and 55% of the total value denominated in performance-based RSUs. The structure and targets for the performance-based portion of the LTIP award were modified in 2019 due to a shift in strategy to increase focus on the desire to diversify both customers and products.  Consequently, the targets for the 2020 award were linked to sales in the 2022 calendar year of new products to existing customers and sales to new customers.

The following targets were set for threshold, target and maximum for the 2020 Awards

Performance Measure	Revenue from Product Expansion (PEX) for the fiscal year 2022

No. of Shares Subject to Performance Measure:	Target Number of Shares Subject to Award Agreement
Target, Threshold and Maximum:
	2022 PEX ($ millions)	Payout Percentage
Threshold	$15.00	0%
Target	$23.00	100%
Maximum	$40.00	200%

Threshold	Target	Max	Actual	Achieved
$15,000	$23,000	$40,000	$53,670	200%

Actual results for the 3-year period in revenue from Product Expansion (PEX) was $53,670, above the target maximum level. Consequently, these awards will settle at 200% of the target. The numbers represented below assume a $3.49 share price as of March 23, 2023, but will settle based on the actual share price on the settlement date.

Executive Officer	Shares Issued
Eric B. Blashford	94,556
Daniel E. Schueller	32,275
Thomas A. Ciccone	Was not a participant in the 2020 LTIP Award

2021 LTIP Awards:

For the 2021 LTIP awards, the Compensation Committee re-introduced a Performance Index (PI) for calculating performance based LTIP payouts.

The performance-based RSU awards are tied to our success at growing stockholder value over the three-year performance period ending December 31, 2023, as calculated below:

PI is measured annually, as:  (Consolidated EBITDA x Target Multiple) – Average Net Debt

Average Shares Outstanding

Where:

Target Multiple:       Is set annually by the Board to approximate EBITDA multiples for peers

Average Net Debt:    Average of 12 monthly totals of Short-term debt + Long-term debt –Cash & Marketable Securities

Average Shares Outstanding: As presented in our external financial statements

The following table summarizes the awards granted in 2021 to the NEOs under the LTIP, as approved by the Compensation Committee at its February 2021 meeting.

Executive Officer	Targeted 2021 LTIP Value (% of Base Salary)	2021 LTIP Time-Based RSUs Granted	2021 LTIP Performance-Based RSUs Granted
Eric B. Blashford	75	28,008	$34,232
Daniel E. Schueller	40	9,560	11,685
*Thomas A. Ciccone	N/A	N/A	N/A

*Mr. Ciccone was not a participant in the 2021 LTIP award.

2022 LTIP Awards

For the 2022 LTIP awards, the Compensation Committee utilized a Performance Index (PI) for calculating performance based LTIP payouts.

The performance-based RSU awards are tied to our success at growing stockholder value over the three-year performance period ending December 31, 2023, as calculated below:

PI is measured annually, as:  (Consolidated EBITDA x Target Multiple) – Average Net Debt

Average Shares Outstanding

Where:

Target Multiple:       Is set annually by the Board to approximate EBITDA multiples for peers

Average Net Debt:    Average of 12 monthly totals of Short-term debt + Long-term debt –Cash & Marketable Securities

Average Shares Outstanding: As presented in our external financial statements

The following table summarizes the awards granted in 2022 to the NEOs under the LTIP, as approved by the Compensation Committee at its February 2022 meeting.

Executive Officer	Targeted 2022 LTIP Value (% of Base Salary)	2022 LTIP Time-Based RSUs Granted	2022 LTIP Performance-Based RSUs Granted
Eric B. Blashford	75	59,766	73,047
Daniel E. Schueller	40	19,680	24,053
Thomas A. Ciccone	30	11,813	14,438

*2022 Grant issued at a floor basis of $2.40

2023 Compensation

Base Salary

Base salaries for executive officers are reviewed annually by the Compensation Committee, or when there is a significant change in responsibilities.  The following table sets forth the current 2023 base salary information for our NEOs. No changes to the base salary of the NEOs have been made for 2023, but the Compensation Committee reserves the right to make changes to the base salary for the 2023 fiscal year.

Executive Officer	Current Base Salary
Eric B. Blashford	$431,375
Daniel E. Schueller	$266,366
Thomas A. Ciccone	$230,000

Annual Incentive Opportunity

2023 STIP Awards

The structure of the STIP program was unchanged in 2023.

Long-Term Incentive Opportunity

2023 LTIP Awards

The structure of the LTIP program was unchanged in 2023.

Other Compensation Practices and Policies

Severance and Change in Control Provisions

Our employment agreement with Mr. Blashford and our severance and non-competition agreements with our other named executive officers contain severance and change in control provisions. These are more fully described below under the heading “Potential Payments Upon Termination of Employment or Change in Control.” The severance provisions are intended to protect the executive officers from the loss of reasonably expected compensation and benefits (i) if we terminate the executive officer’s employment without cause or (ii) in the case of Mr. Blashford, if such employee terminates his employment for good reason. We provide severance benefits to recruit and retain executive officers, and we believe this benefit enhances our ability to attract and retain executive officers during challenging economic circumstances and in a competitive job market for executive talent. We believe the change in control provisions are aligned with the interests of our stockholders, enabling us to retain the executive officers in the event of a pending, threatened, or actual change in control. The provisions are also intended to provide our executive officers with incentives to obtain the highest possible value in the event of a future acquisition of the Company, despite the risk of losing employment.

Other Benefits

Our executive officers participate in our corporate-wide benefit programs and are provided benefits that are generally commensurate with the benefits provided to other full-time employees, which includes participation in our qualified defined contribution plan. We do not provide our executive officers with perquisites or other personal benefits such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Term life insurance is provided to Messrs. Blashford and Ciccone. These perquisites are disclosed in the “Details Behind All Other Compensation Column” table below.

Stock Ownership Guidelines

To further align the interests of our executive officers and directors with the interests of our stockholders, the Board adopted stock ownership guidelines for our executive officers and directors in March 2011. The required stock ownership levels are to be achieved within five years of first appointment or election as an executive officer or director, as applicable. The stock ownership guidelines require (i) each director to own a number of shares of our common stock having a value equal to three times the annual cash retainer fees earned in the immediately preceding calendar year, and (ii) each executive officer to own a number of shares of our common stock having a value equal to a multiple of the executive officer’s base salary then in effect, divided by the closing price of our common stock, as follows:

Position	Multiple of Base Salary
President and CEO	5 times
Chief Financial Officer	3 times
All Other Executive Officers	1 times

If an executive officer fails to satisfy the requirements of the stock ownership guidelines, the executive officer may have 25% of his or her annual incentive bonus paid solely in shares of our common stock until the executive officer owns the requisite number of shares. If a director fails to satisfy the requirements of the stock ownership guidelines, the director may have 25% of his or her director fees paid solely in shares of our common stock until the director owns the requisite number of shares. The Board has the authority and discretion to administer, interpret, amend or modify the stock ownership guidelines and to make all determinations that may be necessary or advisable in connection therewith (e.g., to take into account market volatility and instances of individual hardship).

Policies on Hedging and Pledging

Under our Policy Statement on Inside Information and Securities Trading (the “Policy”), all “Designated Persons” (as defined in the Policy to include our directors, officers and certain other key employees or representatives), are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to our securities, including the purchase or sale of “puts” or “calls” or the use of any other derivative instruments. Additionally, under the Policy, Designated Persons (i) may not pledge our securities as collateral for a loan, and (ii) must obtain pre-clearance from a “Securities Trading Administrator” (as defined in the Policy) before engaging in any transaction involving our securities. The Company does not have a hedging policy that applies Company-wide to employees generally.

Clawback Policy

Under our Policy on Recoupment of Incentive Compensation, the Compensation Committee may in its discretion and to the extent legally permitted, require the return, repayment or forfeiture of any annual or long-term incentive payment or award made or granted to any current or former executive officer during the 36-month period following the filing with the SEC of financial statements that are later the subject of a material negative restatement (a “Restatement”), if: (i) the payment or award was predicated upon achieving certain financial results that were subsequently the subject of the Restatement; (ii) the Compensation Committee determines that the executive officer engaged in intentional misconduct that caused the need for the Restatement; and (iii) a lower payment or award would have been made to the executive officer based upon the restated financial results. In each such instance, the amount required to be returned, repaid, or forfeited shall be the amount by which the executive officer’s payment or award for the relevant period exceeded the lower payment or award that would have been made or granted based on the restated financial results.

In addition, the Compensation Committee may in its discretion and to the extent legally permitted, require the return or repayment of any profits realized by such executive officer on the sale of our securities received pursuant to any such award granted during such 36-month period following the filing with the SEC of financial statements that are later the subject of such a Restatement, if the Compensation Committee determines that the executive officer engaged in intentional misconduct that caused the need for the Restatement.

The Company will revisit its clawback policy in light of Section 10D of the Securities Exchange Act of 1934, as amended, and the NASDAQ requirements relevant thereto.

Tax Deductibility of Executive Compensation

Section 162(m) of the IRC, as amended by the Tax Cuts and Jobs Act of 2017 (“Section 162(m)”), generally disallows a deduction for federal tax purposes to any publicly traded corporation for any remuneration in excess of $1,000,000 paid in any taxable year to its chief executive officer, chief financial officer, and up to three other executive officers who are among our five most highly compensated executive officers. While we consider the deductibility of awards in determining executive compensation, the Compensation Committee also believes that it must maintain flexibility in its approach in order to structure a program that is the most effective in attracting, motivating and retaining our key executive officers. Further, the Compensation Committee believes that Section 162(m) will have no material effect on the organization while our net operating losses remain significant.

Report of the Compensation Committee of the Board of Directors on 2022 Executive Compensation

This report is submitted by the Compensation Committee of the Board. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on the review and discussion, has recommended to the Board that it be included in the Company’s Proxy Statement for its 2023 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2022.

Members of the Compensation Committee:
Cary B. Wood (Chairman)
Philip J. Christman
Sachin M. Shivaram
Thomas A. Wagner

2022 Summary Compensation

The following table provides information regarding the compensation earned during the last two fiscal years by the following executive officers, whom we collectively refer to as our “named executive officers” or “NEOs” for purposes of this Proxy Statement.

SUMMARY COMPENSATION TABLE-2022

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Bonus	Awards (1)	Awards	Compensation	Compensation (2)	Total
Eric B. Blashford	2022	$428,188	$—	$235,079	$—	$101,762	$14,686	$779,715
President, Chief Executive Officer	2021	$412,500	$—	$299,997	$—	$39,105	$14,086	$765,688

Daniel E. Schueller	2022	$264,368	$—	$77,407	$—	$52,706	$10,775	$405,256
President, Broadwind Heavy Fabrications, Inc.	2021	$259,200	$—	$102,401	$—	$13,105	$10,568	$385,274

Thomas A. Ciccone	2022	$217,154	$—	$46,464	$—	$26,141	$10,155	$299,914
Vice President, Chief Financial Officer	2021	$192,503	$—	$34,998	$—	$7,300	$7,905	$242,706

1.

Represents the aggregate grant date fair value of all performance-based and time-based RSUs granted during the applicable year and calculated in accordance with ASC Topic 718 under our Equity Incentive Plan that was in effect at the time of grant, and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the awards are discussed in Note 14 to our consolidated financial statements included in our Annual Report.

2.	Please see the “Details Behind All Other Compensation Column” table below, a separate table provided for additional information regarding these amounts.

Details Behind All Other Compensation Column

The following table sets forth details concerning the information in the “All Other Compensation” column in the above 2022 Summary Compensation Table.

	Registrant
	Contributions	Life/
	to Defined	Disability	Post-
	Contribution	Insurance	Termination
Name	Plans (1)	Premiums (2)	Benefits	Other	Total
Eric B. Blashford	$12,200	$2,486	$—	$—	$14,686
Daniel E. Schueller	$10,575	$200	$—	$—	$10,775
Thomas A. Ciccone	$8,688	$1,467	$—	$—	$10,155

(1)	Represents the value of the 401(k) plan matching contributions made by the Company for 2022.

(2)	Represents the contributions by the Company to life insurance, long-term disability insurance and accidental death and dismemberment insurance premiums.

Outstanding Equity Awards At Year End 2022

The following table includes certain information with respect to the value of all unvested shares of restricted stock and RSU's previously awarded to the NEO's as of December 31, 2022. No NEO's held any unexercised options to purchase shares of common stock as of December 31, 2022.

		Stock Awards
				Equity Incentive	Equity Incentive
				Plan Awards:	Plan Awards:
		Number of	Market Value of	Number of Unearned	Market or Payout
		Shares or Units of	Shares or Units of	Shares, Units or	Value of Unearned Shares
		Stock That Have	Stock That Have	Other Rights That	Units or Other Rights
Name	Grant Date	Not Vested (1)	Not Vested (2)	Have Not Vested	That Have Not Vested
Eric B. Blashford	4/25/2022	59,766	$106,981	—	$—
	4/25/2022 (3)	—	$—	73,047	$130,754
	5/07/2021	18,672	$33,423	—	$—
	5/7/2021 (4)	—	$—	34,232	$61,275
	4/30/2020	22,500	$40,275		$—
	4/30/2020 (5)	—	$—	184,358	$330,000

Daniel E. Schueller	4/25/2022	19,680	$35,227	—	$—
	4/25/2022 (3)	—	$—	24,053	$43,055
	5/07/2021	6,374	$11,409	—	$—
	5/7/2021 (4)	—	$—	11,685	$20,916
	4/30/2020	7,680	$13,747	—	$—
	4/30/2020 (5)	—	$—	62,927	$112,640

Thomas A. Ciccone	4/25/2022	11,813	$21,145	—	$—
	4/25/2022 (3)	—	$—	14,438	$25,844
	5/07/2021	4,841	$8,665	—	$—
	4/30/2020	5,734	$10,264	—	$—

1.	Unless otherwise noted, these RSUs vest in one-third increments on each of the first through third year anniversaries of the date of grant.

2.	The market value of shares or units of stock that have not vested reflects a stock price of $1.79, the closing market price of our common stock on December 30, 2022 (the final trading day of 2022).

3.	2022 LTIP performance-based RSUs vest in 3 years provided the performance metric is achieved.

4.	2021 LTIP performance-based RSUs vest in 3 years provided the performance metric is achieved.

5.	2020 LTIP performance-based RSUs was achieved at 200% and the amounts reflect that value. The LTIP will be settled in shares when they become readily available.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company for the fiscal years ended December 31, 2022 and 2021.

Value of Initial
			Average Summary	Average	Fixed $100
	Summary		Compensation	Compensation	Investment Based
	Compensation	Compensation	Table for Non-	Actually Paid	on Company	Net
	Table Total	Actually paid	PEO Named	to Non-PEO Named	Total Shareholder	Income (Loss)
Year	per PEO (1)	to PEO (1)	Executive Officers (1)	Executive Officers (1)	Return	in 000's
2022	$779,715	$974,452	$352,586	$385,164	$22.57	$(9,730)
2021	$765,688	$(341,408)	$349,653	$(83,304)	$23.71	$2,847

1.

Our CEO, Eric B. Blashford served as our principal executive officer (PEO) for each year reported. The Other NEO’s represent the following individuals for each of the years shown: Daniel E. Schueller for 2022 and 2021, Wayne W. Hanna for 2021, Jason L. Bonfigt for 2021 and Thomas A. Ciccone for 2022.

Compensation Actually Paid (CAP) is defined by the SEC to include not only actual take-home pay for the reported year, but also (i) the year-end value of equity awards granted during the reported year, and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year. To calculate CAP, the following amounts were deducted from and added to the executives’ “total compensation” as reported in the Summary Compensation Table (SCT):

			Minus	Plus	Plus (Minus)	Plus (Minus)	Equals
						Change in Fair
				Fair Value at Fiscal	Change in Fair	Value as of Vesting
				Year-End of	Value of	Date of Stock
		Summary	Grant Date Fair	Outstanding and	Outstanding and	Awards Granted in
		Compensation	Value of Stock	Unvested Stock	Unvested Stock	Prior Years that
		Table (SCT)	Awards Granted in	Awards Granted In	Awards Granted In	Vested During
		Total	Fiscal Year	Fiscal Year	Prior Fiscal Years	Fiscal Year	CAP
	Year
PEO	2022	$779,715	$235,079	$237,735	$158,214	$33,867	$974,452
	2021	$765,688	$299,997	$117,011	$(671,381)	$(252,730)	$(341,409)
Average Non-	2022	$352,586	$61,936	$62,636	$26,526	$5,352	$385,164
PEO NEOs	2021	$349,653	$101,467	$21,700	$(315,193)	$(37,997)	$(83,304)

Potential Payments Upon Termination of Employment or Change in Control

Employment Agreement with CEO

In connection with the appointment of Mr. Blashford as our President and CEO, we entered into the Blashford Employment Agreement, which provides for the following compensation and benefits:

●	An initial annual salary of $400,000, subject to review and adjustment on an annual basis.

●	An annual target cash bonus of up to 75% of Mr. Blashford’s base salary, in the event we achieve certain performance targets.

●	Entitlement to participate in our Long Term Incentive Program, with a target annual equity grant equal to 75% of Mr. Blashford’s base salary.

●	A $1.5 million term life insurance policy.

●

If Mr. Blashford’s employment is terminated by us without “Cause” or by Mr. Blashford for “Good Reason” (each as defined in the Blashford Employment Agreement) before a change in control, severance benefits consisting of a lump-sum payment equal to 18 months of Mr. Blashford’s then-current base salary, any unpaid bonus for the immediately prior year based on actual performance, the pro-rata portion of Mr. Blashford’s target bonus earned for the year in which termination of employment occurs based on our actual performance, if determinable, or if the results are not determinable, then based on performance at the “target level”, and 18 months of COBRA premium payments.

●

If Mr. Blashford’s employment is terminated by us or a successor entity without “Cause” or by Mr. Blashford for “Good Reason” within one year of a change in control, severance benefits consisting of a lump-sum payment equal to two years of Mr. Blashford’s then-current base salary, any unpaid bonus for the immediately prior year based on actual performance,  the pro-rata portion of Mr. Blashford’s target bonus earned for the year in which termination of employment occurs based on our actual performance, if determinable, or if the results are not determinable, then based on performance at the “target level”, 18 months of COBRA premium payments, and accelerated vesting of unvested options and restricted stock awards.

●	Death and disability benefits, including payment of the portion of Mr. Blashford’s target bonus earned for the year in which the termination occurs.

Mr. Blashford will be subject to 18-month non-solicitation and non-competition covenants following termination of employment, as well as confidentiality obligations.  For additional information regarding the Blashford Employment Agreement, please see the full text of the Blashford Employment Agreement filed on February 21, 2020 as Exhibit 10.1 to our Current Report on Form 8-K.

Severance and Non-Competition Agreements

We have severance and non-competition agreements with Messrs. Ciccone and Schueller, which include 12-month non-competition and non-solicitation obligations following termination of employment and provide for the following compensation and benefits:

●

Upon termination of the NEO’s employment for “Cause” (as defined in the agreement), unpaid but accrued base salary, unpaid benefits and any unpaid bonus earned in accordance with the then applicable bonus plan or program.

●

If the NEO’s employment is terminated by us without “Cause” prior to a change in control and the NEO has been employed by us for at least 12 months prior to the date of termination, severance benefits consisting of a lump-sum payment equal to twelve months of the NEO’s then-current base salary.

●

If the NEO’s employment is terminated by us or a successor entity without “Cause” within one year of a change in control, severance benefits consisting of a lump-sum payment equal to 18 months of the NEO’s then-current base salary.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2022 with respect to compensation plans under which shares of our common stock are authorized for issuance.

	(a)		(b)	(c)
Number of
securities
remaining
available
for future
	Number of securities		Weighted average	issuances
	to be issued upon		exercise price of	under equity
	exercise of		outstanding	compensation
	outstanding		options,	plans (excluding
	options, warrants		warrants and	securities reflected
Plan Category	and rights		rights	in column (a))
Equity compensation plans approved by stockholders	822,737	(1)	2.37	130,201
Total	822,737		2.37	130,201

(1)	Includes outstanding restricted stock awards pursuant to the A&R EIP Plan which has been approved by our stockholders.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Under the Audit Committee’s charter and applicable provisions of our Code of Ethics, the Audit Committee has the responsibility to review transactions that are considered related party transactions pursuant to Item 404 of Regulation S-K and to assess whether such transactions meet applicable legal requirements. Directors and executive officers who believe that they may be related parties in transactions with us will inform the Board or the Audit Committee of such belief and provide all relevant information. In accordance with Delaware law, any such transaction must be (a) approved or ratified in good faith by the Board or the Audit Committee by a majority vote of disinterested directors; (b) approved in good faith by a vote of stockholders sufficient for the purpose; or (c) fair to us at the time the transaction is approved or ratified. Additionally, under applicable law, a transaction would not be void or voidable solely because it was with a related party, the related party was present at or participated in a meeting of the Board or the Audit Committee in which the transaction was approved, or the related party’s vote was counted for such purpose, if the material facts as to the related party’s relationship or interest as to the transaction are disclosed or known to the Board or the Audit Committee or to our stockholders entitled to vote thereon. Since January 1, 2022, the Company has not had any related party transactions involving an amount in excess of the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years.

PROPOSALS TO BE VOTED UPON

ELECTION OF DIRECTORS

(Proposal No. 1)

General Information

Our Board currently consists of seven (7) directors. Pursuant to a recommendation by the Governance/Nominating Committee, the Board has nominated seven (7) directors for election at the Annual Meeting. In connection with the Annual Meeting, all of these nominees are current members of the Board: Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner, and Cary B. Wood.

At the Annual Meeting, the Board will ask stockholders to vote on the election of seven (7) directors, each to serve on our Board for a term of one (1) year or until his or her respective successor is duly elected and qualified. The Board unanimously recommends that stockholders vote “FOR” each of the director nominees named above.

WM Argyle has notified the Company that it intends to propose three (3) nominees to the Board for election as directors at the Annual Meeting, in opposition to three (3) of the seven (7) nominees recommended by the Board. The Board does NOT endorse any of the nominees proposed by WM Argyle. The Board urges you NOT to sign, return or vote any proxy card sent to you by WM Argyle, even as a protest vote, as only your latest dated proxy card will be counted.

Since WM Argyle has notified the Company of its intent to propose nominees to the Board for election as directors at the Annual Meeting, this is a Contested Election of Directors under Article II, Section 2 of the Bylaws, and as such, directors shall be elected by a plurality of the votes cast on the election of directors (instead of by votes cast “for” or “against” a nominee). Shares represented by executed WHITE Proxy Cards will be voted, if authority to do so is not withheld, for the election of Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner, and Cary B. Wood. However, if you are the beneficial owner of the shares, which means that your shares are held by a brokerage firm, bank, dealer, or other similar organization as your nominee, your shares will not be voted for the election of directors unless you have provided voting instructions to your nominee.

If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. Each of Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, Thomas A. Wagner, and Cary B. Wood has consented to being named in the Proxy Statement and to serve as a director if elected. If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board or, alternatively, not voted for any nominee. Proxies cannot be voted for a greater number of persons than the number of nominees.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU  VOTE “FOR”

EACH OF THE BROADWIND NOMINEES TO THE BOARD

SET FORTH IN THIS PROPOSAL NO. 1

THE BOARD DOES NOT RECOMMEND

ANY CANDIDATE FOR ELECTION

OTHER THAN THE BROADWIND NOMINEES SET FORTH IN THIS PROPOSAL NO. 1

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal No. 2)

Section 14A of the Exchange Act requires us to give our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our NEOs. Accordingly, we are presenting this proposal, commonly known as a “Say-on-Pay” proposal, which gives our stockholders the opportunity to express their views on the compensation of our named executive officers by voting for or against the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and other related tables and disclosures set forth in such Proxy Statement.”

Stockholders are urged to read this Proxy Statement carefully and consider the various factors regarding compensation matters discussed therein.

Our executive compensation philosophy is specifically designed to:

●	Attract, motivate and retain talented and experienced leaders vital to our short- and long-term success;

●	Align the interests of executives with those of our stockholders by rewarding performance that enhances stockholder value; and

●	Include as part of overall compensation, a significant component of variable pay elements (performance-based bonuses and long-term incentives) to reflect pay for performance.

The Compensation Committee structures our executive compensation plans and programs in accordance with this philosophy, and the compensation paid to our NEOs reflects this philosophy.

Although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of this Say-on-Pay vote when evaluating our compensation philosophy, policies and practices.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

(Proposal No. 3)

Section 14A of the Exchange Act also requires us to solicit a non-binding advisory vote every six years by our stockholders as to whether a non-binding stockholder advisory vote to approve the compensation of our NEOs (a “Say-on-Pay” vote) should occur every one, two or three years. Accordingly, we are soliciting a stockholder vote on the following resolution:

“RESOLVED, that the highest number of votes cast by the stockholders of the Company for the option set forth below shall be the preferred frequency with which the Company is to hold a non-binding advisory vote on the approval of the compensation of its named executive officers included in the Proxy Statement:

●	Every one year, or
●	every two years, or
●	every three years.”

The Board recommends an annual Say-on-Pay Vote for a number of reasons, including the following:

●

An annual Say-on-Pay vote will allow the Board to obtain stockholder input on our executive compensation program on a more consistent basis which aligns more closely with the Board’s objective to engage in regular dialogue with stockholders on corporate governance matters, including our executive compensation philosophy, policies and practices;

●

An annual Say-on-Pay vote provides the highest level of accountability and communication by enabling the Say-on-Pay vote to correspond with the most recent executive compensation information presented in our Proxy Statement;

●

A longer approach may make it more difficult for the Compensation Committee to understand and respond to the voting results because it may be unclear whether the stockholder vote pertains to the most recent executive compensation information presented in our Proxy Statement or to pay practices from prior years; and

●	Holding Say-on-Pay votes every year reflects sound corporate governance principles and is consistent with a majority of institutional investor policies.

Although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of the stockholders and will consider the outcome when determining how often we should submit Say-on-Pay proposals to the stockholders.

Proxies submitted without direction pursuant to this solicitation will be voted “ONE YEAR” as the frequency with which stockholders are provided a non-binding advisory vote on the compensation of our NEOs.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “ONE YEAR” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED A NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NEOS INCLUDED IN OUR PROXY STATEMENT

APPROVAL OF EIP AMENDMENT TO THE A&R 2015 EIP

(Proposal No. 4)

We are requesting that our stockholders approve a third amendment (the “EIP Amendment”) to the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan, as previously amended (the “A&R 2015 EIP”). Copies of the A&R 2015 EIP and EIP Amendment are attached to this Proxy Statement as Appendix A and Appendix B, respectively, and the following description is qualified in its entirety by reference to the full text of the A&R 2015 EIP and EIP Amendment.

The Company’s stockholders approved the adoption of the Amended and Restated Broadwind Energy, Inc. 2015 EIP at the annual meeting of stockholders in 2019 and approved the First Amendment to A&R 2015 EIP at the annual meeting of stockholders in 2020 and the Second Amendment to A&R 2015 EIP at the annual meeting of stockholders in 2021. The A&R 2015 EIP currently limits the aggregate number of shares of the Company’s Common Stock that may be delivered pursuant to all awards granted under the plan to 3,200,000 shares, with no more than 3,200,000 shares of the Company’s Common Stock issued upon the exercise of “incentive stock options” within the meaning of Section 422 of the IRC, and subject to certain sub-limits.

We have used a substantial portion of the previously authorized share pool under the A&R 2015 EIP for existing awards. As of the Record Date, [___] shares of our Common Stock remained available for future award grants under the A&R 2015 EIP, a number that the Compensation Committee and the Board believe to be insufficient to meet our anticipated needs.

As a result, at the recommendation of the Compensation Committee, on March 2, 2023, the Board approved, subject to stockholder approval, the EIP Amendment to increase the number of shares of our Common Stock authorized for issuance under the A&R 2015 EIP from 3,200,000 shares to 4,700,000 shares, including an increase in the limit with respect to incentive stock options, subject to issuances made prior to the date hereof and consistent with the terms of the A&R 2015 EIP, as amended by the EIP Amendment (collectively, the “Proposed Plan”). You are being asked to consider and approve the EIP Amendment. If the EIP Amendment is approved by our stockholders, we will continue to be able to make long-term equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented management team who will contribute to our success.

The purposes of the Proposed Plan are to:

●	align the interests of our stockholders and recipients of awards under the Proposed Plan by increasing the proprietary interest of such recipients in our growth and success;
●	advance our interests by attracting and retaining officers, other employees, non-employee directors, and independent contractors of the Company and our subsidiaries; and
●	motivate such persons to act in the long-term best interests of the Company and our stockholders.

Under the Proposed Plan, we may grant:

●	non-qualified stock options;
●	“incentive stock options” (within the meaning of Section 422 of the IRC);
●	stock appreciation rights (“SARs”), in the form of free-standing SARs or SARs granted in tandem with an option;
●	restricted stock and restricted stock units (“RSUs”), (together, “Stock Awards”); and
●	performance awards.

The Board believes that the Proposed Plan is essential for the ongoing success of the Company and its ability to recruit, retain and reward non-employee directors, officers, employees and independent contractors of the Company. The Board believes that if the EIP Amendment is not approved, the Company’s ability to align the interests of its non-employee directors, officers, employees, and independent contractors with its stockholders through equity-based compensation would be compromised, in particular, disrupting the Company’s compensation program and impairing the Company’s ability to recruit and retain such persons.

If the EIP Amendment is approved by our stockholders, the Compensation Committee believes the total shares available should be sufficient to cover grants over the next three years. If the EIP Amendment is not approved by our stockholders, the Company will be able to continue to issue awards under and pursuant to the terms of the A&R 2015 EIP as currently in effect until the shares remaining available for future grant are exhausted.

The Board believes that we have granted equity in a reasonable manner, with a three-year average share usage under the A&R 2015 EIP of approximately 2.94% of the outstanding shares of Common Stock. The compensation committee and the Board believe that the increased number of shares to be made available for issuance under the Proposed Plan represents a reasonable amount of potential additional equity dilution and allows the Company to continue awarding equity incentives, which have been an important component of our compensation program. We will continue to evaluate our compensation strategy and programs to ensure they continue to provide a competitive opportunity and align the interests of our stockholders with that of our employees, officers, non-employee directors, and independent contractors. The Proposed Plan is designed with maximum flexibility to grant a variety of equity-based vehicles described below, while maintaining limits that attempt to ensure stockholder dilution levels continue to remain at or below those of comparable companies.

Description of the Proposed Plan

The following is a summary of the principal features of the Proposed Plan. This summary does not purport to be a complete description of all of the provisions of the Proposed Plan. It is qualified in its entirety by reference to the full text of the A&R 2015 EIP and EIP Amendment.

Proposed Plan Highlights

Some of the key features of the Proposed Plan include:

●	the Proposed Plan will be administered by a committee of the Board that is comprised entirely of non-employee and independent Directors (the “Plan Committee” as further delineated below);
o	options and SARs may not be repriced without stockholder approval;
o	under the Proposed Plan, 1,628,803 shares of our Common Stock will be available for future awards;
●

“liberal share recycling” is prohibited—meaning that the Proposed Plan does not recycle shares that were not issued or delivered upon the net settlement or net exercise of an option or SAR, shares delivered to or withheld by us to pay the purchase price or withholding taxes relating to an outstanding award or shares repurchased by us on the open market with the proceeds of a stock option exercise;

●	minimum vesting and restriction periods, provided that an award agreement may provide for accelerated vesting upon various termination events; and
●

except with respect to substitute awards granted in connection with a corporate transaction or due to a capitalization adjustment, the purchase price of options and the base price for SARs granted under the Proposed Plan may not be less than the fair market value (“FMV”) of a share of our Common Stock on the date of grant.

Eligibility

Participants in the Proposed Plan consist of such employees, officers, non-employee directors, and independent contractors, and persons expected to become employees, officers, non-employee directors, and independent contractors, of the Company and our subsidiaries as the Plan Committee in its sole discretion may select from time to time. As of the Record Date, approximately twenty (20) employees, six (6) employee officers, and six (6) non-employee directors of the Company and our subsidiaries are eligible to participate in the Proposed Plan.

Administration

The Proposed Plan will be administered by the Plan Committee, consisting of two or more members of the Board. Each member of the Plan Committee is intended to be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the NASDAQ rules.

Subject to the provisions of the Proposed Plan, the Plan Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the Proposed Plan as the Plan Committee approves. The Plan Committee will also have authority to establish rules and regulations for administering the Proposed Plan and to decide questions of interpretation or application of any provision of the Proposed Plan. The Plan Committee may approve an award agreement that, upon the termination of an award holder’s employment or service, provides that, or may, in its sole discretion, otherwise take action such that (1) any or all outstanding options and SARs will become exercisable in part or in full, (2) all or a portion of a restriction period on any Stock Award will lapse, (3) all or a portion of any performance period applicable to any restricted stock, RSUs or performance awards will lapse, and (4) any performance measures applicable to any outstanding award will be deemed satisfied at the target, maximum or any other level.

The Plan Committee may delegate some or all of its power and authority under the Proposed Plan to the Board, the CEO or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to the CEO or any executive officer with respect to grants of awards to persons who are subject to Section 16 of the Exchange Act.

Available Shares

The A&R 2015 EIP currently limits the aggregate number of shares of the Company’s Common Stock that may be delivered pursuant to all awards granted under the plan to 3,200,000 shares, with no more than 3,200,000 shares of the Company’s Common Stock issued upon the exercise of incentive stock options, and subject to certain sub-limits. If the EIP Amendment is approved, 1,628,803 shares of our Common Stock will be available for grants, subject to issuances made prior to the date hereof and consistent with the terms of the Proposed Plan, of which no more than 1,628,803 shares in the aggregate may be issued in connection with incentive stock options, and subject to certain sub-limits. The EIP Amendment does not otherwise modify the terms of the A&R 2015 EIP. Shares of Common Stock to be delivered under the Proposed Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

The number of available shares is subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. The number of available shares will be reduced by the aggregate number of shares that become subject to outstanding options, free-standing SARs, and Stock Awards granted under the Proposed Plan or delivered upon the settlement of performance awards. To the extent that shares of Common Stock subject to an outstanding option, free-standing SAR, Stock Award, or performance award granted under either the Proposed Plan, or any other plan previously maintained by us under which equity awards remain outstanding are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of Common Stock subject to an option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, then such shares of Common Stock will again be available under the Proposed Plan; provided, however, that shares of Common Stock subject to an award under the Proposed Plan will not again be available under this Proposed Plan if such shares are (x) shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR, (y) shares delivered to or withheld by us to pay the exercise price or withholding taxes relating to an outstanding award and (z) shares repurchased by us on the open market with the proceeds of an option exercise.

The aggregate grant date fair value of shares of Common Stock that may be granted during any fiscal year of the Company to any non-employee director will not exceed $200,000; provided, however, that this limit will be multiplied by two in the year in which a non-employee director commences service on the Board and this limit will not apply to awards made pursuant to an election to receive the award in lieu of all or a portion of fees received for service on the Board or any of its committees.

Change in Control

In the event of a change in control of the Company, the Board (as constituted prior to the change in control) may, in its discretion, require that: (i) some or all outstanding options and SARs will immediately become exercisable in full or in part, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part, and/or (iv) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of stock of the company resulting from or succeeding to our business pursuant to such change in control, or the parent thereof, be substituted for some or all of the shares of Common Stock subject to outstanding awards as determined by the Board, and/or require outstanding awards to be surrendered to the Company and provide for the holder of the award to receive a payment in an amount equal to the value of the award, as determined pursuant to the terms of the Proposed Plan, in cash, shares of Common Stock in the company resulting from the change in control, or the parent thereof, or a combination of cash and shares.

Under the terms of the Proposed Plan, a change in control generally means (i) the acquisition of more than 50% of the total FMV or voting power of our stock, (ii) during any 12-month period, the acquisition of more than 40% of the total voting power of our stock or there is a majority change in the composition of the Board, or (iii) during any 12-month period, the acquisition of assets from us that have a total gross FMV equal to or more than 40% of the total gross FMV of all of our assets.

Effective Date, Termination and Amendment

If approved by our stockholders, the EIP Amendment will become effective as of the date of such stockholder approval and the Proposed Plan will terminate when determined by the Board provided that no incentive stock option may be granted after April 23, 2025, i.e., that is the tenth anniversary of the effective date of the original plan as approved, April 23, 2015. The Board may amend or terminate the Proposed Plan at any time, subject to stockholder approval if (i) required by applicable law, rule or regulation, including any NASDAQ rule, or (ii) such amendment seeks to modify the Proposed Plan’s prohibitions on the repricing or discounting of options and SARs. No amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder. Awards issued under the A&R 2015 EIP will be governed by the terms of the A&R 2015 EIP as in effect at the time of the award and the applicable award agreement.

Performance Periods and Minimum Restriction and Vesting Periods

Awards granted under the Proposed Plan will be subject to a performance period as designated by the Plan Committee or a one-year restriction or vesting period, as applicable.

Types of Awards

Stock Options and SARs

The Proposed Plan provides for the grant of non-qualified stock options, incentive stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable no earlier than one year after its date of grant and will not be exercisable more than 10 years after its date of grant, unless the option is an incentive stock option and the optionee owns at the time of grant greater than 10% of the voting power of all shares of our capital stock (a “ten percent holder”), in which case the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction and subject to the adjustment provisions included in the Proposed Plan, the exercise price of an option will not be less than 100% of the FMV of a share of our Common Stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the option exercise price will be the price required by the IRC, currently 110% of FMV.

Each SAR will be exercisable no earlier than one year after its date of grant and will not be exercisable more than 10 years after its date of grant. Subject to the adjustment provisions included in the Proposed Plan, the base price of a SAR will not be less than 100% of the FMV of a share of Common Stock on the date of grant, provided that the base price of a SAR granted in tandem with or by reference to an option (a “tandem SAR”) will be the exercise price of the related option. A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of Common Stock (which may be restricted stock) or, to the extent provided in the applicable agreement, cash or a combination thereof, with a value equal to the difference between the FMV of our Common Stock on the exercise date and the base price of the SAR.

Additional terms relating to the exercise, cancellation or other disposition of options and SARs following the termination of employment or service of a participant, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

The Plan Committee may not, without the approval of our stockholders, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price, or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the FMV of a share of Common Stock on the date of such cancellation, in each case other than in connection with a corporate transaction, including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares.

Stock Awards

The Proposed Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award either as a restricted stock award or an RSU award. Except as otherwise determined by the Plan Committee, Stock Awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment or service of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock awarded will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock; provided, however, that (i) distributions other than regular cash dividends, and (ii) regular cash dividends with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case, will be deposited by us and will be subject to the same restrictions as the restricted stock.

The agreement awarding RSUs will specify (i) whether such award may be settled in shares of Common Stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive on a current or deferred basis, dividend equivalents with respect to such award. Any dividend equivalents with respect to RSUs that are subject to performance-based vesting conditions will be subject to the same restrictions as such RSUs. Prior to settlement of an RSU in shares of Common Stock, the holder of an RSU will have no rights as a stockholder of the Company.

Additional terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

Performance Awards

The Proposed Plan also provides for the grant of performance awards. Performance awards may be granted in the form of annual incentive awards or long-term incentive awards. The agreement relating to a performance award will specify whether such award may be settled in shares of Common Stock (including shares of restricted stock), cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period. Any dividend or dividend equivalents with respect to a performance award that is subject to performance-based vesting conditions will be subject to the same restrictions as such performance award. Prior to the settlement of a performance award in shares of Common Stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares. Additional terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

Performance Measures

Under the Proposed Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant.

The performance goals established for the performance period may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures.

Clawback of Awards

Any award, amount or benefit received under the Proposed Plan is subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy or applicable law.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the Proposed Plan, based on the current provisions of the IRC and regulations. This discussion does not address all aspects of the U.S. federal income tax consequences of participating in the Proposed Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-U.S. tax consequences of participating in the Proposed Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the U.S. federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-U.S. tax laws before taking any actions with respect to any awards.

Stock Options

A participant will not recognize taxable income at the time an option is granted and we will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the FMV of the shares purchased over their exercise price, and we will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the FMV of those shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction.

SARs

A participant will not recognize taxable income at the time SARs are granted and we will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the FMV of any shares delivered and the amount of cash paid by us. This amount generally is deductible by us as compensation expense.

Stock Awards

A participant will not recognize taxable income at the time restricted stock is granted and we will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the FMV for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the FMV of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by us as compensation expense. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction.

A participant will not recognize taxable income at the time an RSU is granted and we will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the FMV of any shares delivered and the amount of any cash paid by us. The amount of ordinary income recognized is deductible by us as compensation expense.

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted and we will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the FMV of any shares delivered and the amount of cash paid by us. This amount is deductible by us as compensation expense.

Aggregate Past Fiscal Year Grants Under the A&R 2015 EIP

As of December 31, 2022 awards covering 389,684 shares of our Common Stock had been granted under the A&R 2015 EIP for RSU’s and 172,005 for potential PSU’s for the last completed year. The following table shows information regarding the distribution of all awards among the persons and groups identified below.

	Stock Awards			Performance Awards
			Number of			Number of
		Number of	Shares/Units		Number of	Shares/Units
	Number of	Shares/Units	Outstanding and	Number of	Shares/Units	Outstanding and
	Shares/Units	Vested	Unvested	Shares/Units	Vested	Unvested
	Subject to	as of	as of	Subject to	as of	as of
Name and Position	Past Awards	December 31, 2022	December 31, 2022	Past Awards	December 31, 2022	December 31, 2022
Named Executive Officers:
Eric B. Blashford	59,766	—	59,766	73,047	—	73,047
President and Chief Executive Officer

Thomas A. Ciccone	11,813	—	11,813	14,438	—	14,438
Vice President and Chief Financial Officer

Daniel E. Schueller	19,680	—	19,680	24,053	—	24,053
President, Broadwind Heavy Fabrications, Inc.

Total for All Current Executive Officers as a Group (3 persons)	36,078	—	36,078	44,094	—	44,094

Total for All Current Non-Employee Directors as a Group (5 persons)	97,949	—	97,949	—	—	—

All employees, including all current officers who are not executive officers or directors as a group	164,398	—	164,398	16,373	—	16,373

Total	389,684	—	389,684	172,005	—	172,005

Equity Compensation Plan Information

For information on equity compensation plans previously approved by our stockholders, see the Equity Compensation Plan Information section of the Compensation Discussion and Analysis beginning on page 25 of this Proxy Statement.

New Plan Benefits under the Proposed Plan

Since all awards will be made at the discretion of the Plan Committee, it is not possible to determine the amount, timing or recipients of future awards. Therefore, it is not presently possible to determine the benefits or amounts that will be received by particular eligible persons or groups pursuant to the Proposed Plan in the future. We expect that the Company’s award grants made in 2023 will not be substantially different from those actually made in 2022 under the A&R 2015 EIP. For information regarding stock-based awards granted to our named executive officers during 2022, see the chart above and the 2022 Compensation section of the Compensation Discussion and Analysis beginning on page 25 of this Proxy Statement. For information regarding stock-based awards granted to our non-employee directors in 2022 under the A&R 2015 EIP, see “2022 Director Compensation Table” beginning on page 17 of this Proxy Statement.

On the Record Date, the closing sale price per a share of our Common Stock as reported on NASDAQ was $[__].

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE EIP AMENDMENT TO THE A&R 2015 EIP

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 5)

Representatives of our independent registered public accounting firm are expected to be available at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RSM, our independent registered public accounting firm, provides services in connection with the audit of our financial statements, assistance with our Annual Report submitted to the SEC on Form 10-K and filed with the SEC, and consultation on matters relating to accounting and financial reporting.

Audit Fees

The following table sets forth the approximate fees billed by RSM for 2021 and 2022:

	2021	2022
Audit Fees	$428,500	$440,000
Audit Related Fees	$112,306	$81,879
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$540,806	$521,879

Audit Fees consist of fees billed for the audit of our year-end financial statements, review of financial statements included in our Quarterly Reports and our Current Reports, as well as review of correspondence with the SEC and advisory services in connection with Section 404 of the Sarbanes-Oxley Act of 2002.

Audit Related Fees consist of fees billed for attest services related to Common Stock offering as well as all out-of-pocket expenses.

The Audit Committee has considered whether provision of the above audit related services is compatible with maintaining the registered public accounting firm’s independence and has determined that such services are compatible with maintaining the registered public accounting firm’s independence.

Pre-Approval of Audit Fees

Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent auditors. When assessing requests for pre-approval, the Audit Committee will consider whether the provision of such services is consistent with maintaining the independent auditors’ independence. The Audit Committee pre-approved all audit and permitted non-audit services performed for us in 2021 and 2022.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE COMPANY FOR 2023

OTHER MATTERS

Multiple Stockholders Sharing the Same Address—“Householding”

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

At this time, one or more brokers with accountholders who are Company stockholders will be householding our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Broadwind, Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, Illinois 60804, or you may request a copy by telephone at 708-780-4800. If your broker is not currently householding (i.e., you received multiple copies of our Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Stockholder Proposals and Nominations

Any appropriate proposal submitted by a Company stockholder and intended to be included in our Proxy Statement for the 2024 Annual Meeting of Stockholders must be received by us at our principal executive offices no later than [●]. Any such proposal must comply with the proxy rules of the SEC and our Bylaws and be sent to our Corporate Secretary at the address on the cover of this Proxy Statement. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must set forth the information required by Rule 14a-19 under the Exchange Act when providing notice to the Company. Such notice in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 must be received by [●].

Also, a board nomination or a stockholder proposal intended to be presented at the 2024 Annual Meeting of Stockholders but not included in our Proxy Statement and proxy must be received by us no earlier than [●], and no later than [●], provided, however, that in the event that the 2024 Annual Meeting of Stockholders is called for a date that is not within 30 days before or after the anniversary date of the Annual Meeting, such nomination or proposal must be received by us no later than the 10th day following the day on which the notice of the date of the 2024 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2024 Annual Meeting of Stockholders was made, whichever first occurs. The persons named as proxies in our proxy for the 2024 Annual Meeting of Stockholders will have discretionary authority to vote the shares represented by such proxies on any such nominations or stockholder proposals, if presented at the 2024 Annual Meeting of Stockholders, without including information about the proposal in our materials. Any nomination must comply with our Bylaws. To be properly brought before an annual meeting, our Bylaws require that any such proposal state:

●	a brief description of the business to be brought before the Annual Meeting;

●	the name and record address of the stockholder or beneficial owner;

●	the class and number of shares of our capital stock owned by the stockholder or beneficial owner;

●

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any shares of our stock (which information shall be updated by such stockholder or beneficial owner as of the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting no later than 10 days after such record date, and in any event, not later than one business day prior to the date of the Annual Meeting);

●	a description of any interest such stockholder or beneficial owner may have in the business to be brought before the Annual Meeting; and

●	a representation that such stockholder or beneficial owner intends to appear in person or by proxy at the Annual Meeting.

Any nominations received from stockholders must be in full compliance with applicable laws and with our Bylaws.

Any such proposal should be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Dated: [●], 2023

Cicero, Illinois

APPENDIX A

AMENDED AND RESTATED
BROADWIND ENERGY, INC.
2015 EQUITY INCENTIVE PLAN

Broadwind Energy, Inc., a Delaware corporation (the “Company”), adopted the Broadwind Energy, Inc. 2015 Equity Incentive Plan (the “Plan”) at its Annual Meeting of Stockholders on April 23, 2015.  The Company now wishes to amend and completely restate the Plan.  This amendment and restatement of the Plan was approved by the Board of Directors of the Company on February 19, 2019 and is contingent upon approval of the stockholders of the Company at its 2019 Annual Meeting of Stockholders.

The Plan is hereby amended to read in its entirety as follows:

I. INTRODUCTION
1.1

Purposes.  The purposes of this Plan are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, Non-Employee Directors and independent contractors and (iii) to motivate such persons to act in the long‑term best interests of the Company and its stockholders.

1.2	Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean the occurrence of a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company.  In determining whether an event shall be considered a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company, the following provisions shall apply:

a.

A “change in the ownership” of the Company shall occur on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(v).  If a person or group is considered either to own more than 50% of the total fair market value or total voting power of the stock of the Company, or to have effective control of the Company within the meaning of clause (b) of this definition, and such person or group acquires additional stock of the Company, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the ownership” of the Company;

b.	A “change in the effective control” of the Company shall occur on either of the following dates:
1.

 The date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 40% or more of the total voting power of the stock of the Company, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vi).  If a person or group is considered to possess 40% or more of the total voting power of the stock of the Company, and such person or group acquires additional stock of the Company, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the effective control” of the Company; or

2.

 The date on which a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vi);

c.

A “change in the ownership of a substantial portion of the assets” of the Company shall occur on the date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vii).  A transfer of assets shall not be treated as a “change in the ownership of a substantial portion of the assets” when such transfer is made to an entity that is controlled by the stockholders of the Company, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vii)(B).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of the Nasdaq Stock Market or, if the Common Stock is not listed on the Nasdaq Stock Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company, and all rights appurtenant thereto.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the Nasdaq Stock Market on the date as of which such value is being determined or, if the Common Stock is not listed on the Nasdaq Stock Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Performance Award” shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest in the shares of Common Stock subject to an award or the holder’s receipt of the shares of Common Stock or payment with respect to an award, as applicable. The performance goals established for the Performance Period may consist of any objective or subjective corporate wide or subsidiary, division, operating unit or individual measures.  The Performance Measures shall be subject to such other special rules and conditions as the Committee may establish.

“Performance Option” shall mean an Incentive Stock Option or Nonqualified Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Prior Plan” shall mean the Broadwind Energy, Inc. 2012 Equity Incentive Plan and each other plan previously maintained by the Company under which equity awards remained outstanding as of April 23, 2015, the original effective date of this Plan.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period of not less than twelve months designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free‑Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award or a Restricted Stock Unit Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3

Administration.  This Plan shall be administered by the Committee.  Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free‑Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Restricted Stock Units, and (iv) Performance Awards.  The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, and the dollar value subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award.  Notwithstanding anything contained herein to the contrary, the Committee may approve an Agreement that, upon the termination of an award holder’s employment or service, provides that, or may, in its sole discretion, otherwise take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target, maximum or any other level.  The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities.  All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4

Eligibility.  Participants in this Plan shall consist of such employees, officers, Non-Employee Directors, and independent contractors, and persons expected to become employees, officers, Non-Employee Directors, and independent contractors, of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time.  The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.  Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor.  The Company may determine, in its sole discretion, whether a participant is deemed to be employed during a leave of absence.

1.5

Shares Available.  Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 2,200,000 shares of Common Stock shall be available for all awards under this Plan, of which no more than 2,200,200 shares of Common Stock in the aggregate may be issued under this Plan in connection with Incentive Stock Options. The number of shares of Common Stock available under this Plan shall be reduced by the sum of the aggregate number of shares of Common Stock under this Plan which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Stock Awards and delivered upon the settlement of Performance Awards. As of April 23, 2015, the date of the original approval of this Plan by the stockholders of the Company, no further awards could be granted under any Prior Plan.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under this Plan or the Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan shall not again be available under this Plan if such shares are (x) shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR, (y) shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes related to an outstanding award and (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.  The number of shares that again become available pursuant to this paragraph shall be equal to the number of shares of Common Stock subject to any such option, Free-Standing SAR, Stock Award, or Performance Award as contemplated herein.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

The aggregate grant date fair value of shares of Common Stock that may be granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $200,000; provided, however, that (i) the limit set forth in this sentence shall be multiplied by two in the year in which a Non-Employee Director commences service on the Board and (ii) the limit set forth in this sentence shall not apply to awards made pursuant an election to receive the award in lieu of all or a portion of fees received for service on the Board or any committee thereunder.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1

Stock Options.  The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee.  Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option.  To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options may be granted in addition to, or in lieu of, any other compensation payable to officers, other employees, Non-Employee Directors, and independent contractors, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

a.

Number of Shares and Purchase Price.  The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the exercise price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

b.

Option Period and Exercisability.  The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be (i) exercisable prior to the one year anniversary of the date of grant or (ii) exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant.  The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option.  The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

c.

Method of Exercise.  An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request.  Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee.  No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2

Stock Appreciation Rights.  The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee.  The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

a.

Number of SARs and Base Price.  The number of SARs subject to an award shall be determined by the Committee.  Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted.  The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option.  The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

b.

Exercise Period and Exercisability.  The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be (i) exercisable prior to the one year anniversary of the date of grant or (ii) exercised later than 10 years after its grant date; and provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option.  The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR.  The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free‑Standing SAR, only with respect to a whole number of SARs.  If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d).  Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

c.

Method of Exercise.  A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request.  A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.

2.3

Termination of Employment or Service.  All of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment or service with the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4

No Repricing.  Subject to Section 5.7, the Committee shall not without the approval of the stockholders of the Company, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a corporate transaction including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares.

III. STOCK AWARDS
3.1

Stock Awards.  The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee.  The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or a Restricted Stock Unit Award.

3.2

Terms of Restricted Stock Awards.  Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

a.

Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

b.

Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

c.

Stock Issuance.  During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award.  All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part.  Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

d.

Rights with Respect to Restricted Stock Awards.  Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3

Terms of Restricted Stock Unit Awards.  Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

a.

Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

b.

Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

c.

Settlement of Vested Restricted Stock Unit Awards.  The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award.  Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units.  Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4

Termination of Employment or Service.  All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

IV. PERFORMANCE AWARDS
4.1

Performance Awards.  The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.  Performance Awards may be granted in the form of annual incentive awards or long-term incentive awards.

4.2

Terms of Performance Awards.  Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

a.

Value of Performance Awards and Performance Measures.  The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

b.

Vesting and Forfeiture.  The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

c.

Settlement of Vested Performance Awards.  The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof.  If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d).  Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award.  Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3

Termination of Employment or Service.  All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL
5.1

Effective Date and Term of Plan.  This Plan originally became effective April 23, 2015 upon the approval of the stockholders of the Company at its 2015 Annual Meeting of Stockholders.  This amendment and restatement of the Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2019 Annual Meeting of Stockholders and, if so approved, shall become effective as of the date of the approval.  This amendment and restatement of the Plan does not amend the terms of any award made under the Plan as in effect prior to the effective date of this amendment and restatement or terms of any award under a Prior Plan.  Awards issued under this Plan, prior to its amendment and restatement, shall be governed by the terms of the Plan as then in effect on the date of any such award.  This Plan shall remain in effect until terminated by the Board; provided that no Incentive Stock Option may be granted after the tenth anniversary of the date on which this amendment and restatement of the Plan was approved by the stockholders.

In the event that this amended and restated Plan is not approved by the stockholders of the Company, the Plan shall continue in full force and effect in accordance with its existing terms.

5.2

Amendments.  The Board may amend or terminate this Plan as it shall deem advisable; provided, however, that no amendment to this Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of the Nasdaq Stock Market, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify the prohibitions on the repricing or discounting of options and SARs contained in Section 2.4; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

5.3

Agreement.  Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award.  No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company.  Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4

Non-Transferability.  No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case without consideration.  Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person.  Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.  Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5

Tax Withholding.  The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award.  An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award.  Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum statutory withholding rate.  Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6

Restrictions on Shares.  Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7

Adjustment.  In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share, the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award, including the number and class of securities subject thereto, the terms of each outstanding Performance Award, the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Measures or a Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code.  In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of participants.  In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.  If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

5.8	Change in Control. If the Company shall be a party to Change in Control, the Board (as constituted prior to the Change in Control) may, in its discretion:
a.

require that (A) some or all outstanding options and SARs shall immediately become exercisable in full or in part, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

b.

require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

c.

require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered, to the extent such option or SAR is then exercisable or becomes exercisable pursuant to this Plan or an award Agreement or another agreement, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the exercise price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered, to the extent the Restriction Period and Performance Period, if any, on such Stock Award or Performance Award have lapsed or will lapse pursuant to this Plan or an award Agreement or another agreement and to the extent that the Performance Measures, if any, have been satisfied or are deemed satisfied pursuant to this Plan or an award Agreement or another agreement, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered, to the extent the Performance Period applicable so such award has lapsed or will lapse pursuant to this Plan or an award Agreement or another agreement and to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to this Plan or an award Agreement or another agreement; (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.

5.9

Deferrals.  The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards.  Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10

No Right of Participation, Employment or Service.  Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan.  Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

5.11

Rights as Stockholder.  No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12

Designation of Beneficiary.  To the extent permitted by the Committee, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity.  To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company.  Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company.  The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse.  The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations.  If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13

Governing Law.  This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.14

Foreign Employees.  Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operate or have employees.

5.15

Clawback Policy.  Any award, amount or benefit received under this Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy, as it may be amended from time to time (the “Policy”) or any applicable law. A participant’s receipt of an award constitutes the participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (i) the Policy or any similar policy established by the Company that may apply to the participant and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy (as applicable to the participant) or applicable law without further consideration or action.

The Effective Date of this amended and restated Plan in accordance with Section 5.1 hereof is April 23, 2019.

FIRST AMENDMENT TO

AMENDED AND RESTATED BROADWIND ENERGY, INC. 2015 EQUITY INCENTIVE PLAN

This First Amendment (this “Amendment”), is hereby adopted by the Board of Directors (the “Board”) of Broadwind, Inc., a Delaware corporation (the “Company”), effective as of the Effective Date (as defined below).

RECITALS

WHEREAS, the Company previously adopted the Amended And Restated Broadwind Energy, Inc. 2015 Equity Incentive Plan (the “Plan”) effective April 29, 2019;

WHEREAS, Section 5.2 of the Plan states that the Board may amend the Plan as it shall deem advisable; and

WHEREAS, on May 4, 2020, the Company changed its name from “Broadwind Energy, Inc.” to “Broadwind, Inc.;” and

WHEREAS, on July 28, 2020 (the “Effective Date”), the Board determined that it was advisable and in the best interests of the Company and its stockholders to amend the name of the Plan to reflect the Company’s name change.

NOW THEREFORE, the Plan is hereby amended as follows:

1.	The name of the Plan is hereby changed to the “Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan.”

2.	The first sentence of the Plan is hereby deleted in its entirety and replaced with the following:

“Broadwind, Inc., a Delaware corporation formerly known as Broadwind Energy, Inc. (the “Company”), adopted the Broadwind, Inc. 2015 Equity Incentive Plan, formerly known as the Broadwind Energy, Inc. 2015 Equity Incentive Plan (the “Plan”) at its Annual Meeting of Stockholders on April 23, 2015.”

3.	Except as expressly set forth herein, the Plan shall continue in full force and effect in accordance with its terms.

The undersigned hereby certifies that the Board duly adopted the foregoing First Amendment effective as of the Effective Date.

BROADWIND, INC.

By: /s/ Arlene McKenzie

Name: Arlene McKenzie

Title: Corporate Secretary

SECOND AMENDMENT TO

AMENDED AND RESTATED BROADWIND, INC. 2015 EQUITY INCENTIVE PLAN

This Second Amendment (this “Amendment”), is hereby adopted by the Board of Directors (the “Board”) of Broadwind, Inc., a Delaware corporation (the “Company”), effective as of the Effective Date (as defined below).

RECITALS

WHEREAS, the Company previously adopted the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan effective April 29, 2019, as amended by the First Amendment effective July 28, 2020 (as amended, the “Plan”);

WHEREAS, Section 5.2 of the Plan states that the Board may amend the Plan as it shall deem advisable, provided that certain amendments require the approval of the Company’s stockholders; and

WHEREAS, on February 18, 2021, the Board determined, contingent upon approval of the stockholders of the Company at its 2021 Annual Meeting of Stockholders (the date of such stockholder approval, the “Effective Date”), that it was advisable and in the best interests of the Company and its stockholders to amend the Plan to increase the number of shares of our common stock authorized for issuance under the Plan from 2,200,000 shares to 3,200,000 shares, including an increase in the limit with respect to incentive stock options, subject to issuances made prior to the date hereof and consistent with the terms of the Plan, as amended.

NOW THEREFORE, the Plan is hereby amended as follows:

1.	The first sentence of Section 1.5 of the Plan is hereby deleted in its entirety and replaced with the following:

“1.5          Shares Available.  Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 3,200,000 shares of Common Stock shall be available for all awards under this Plan, of which no more than 3,200,000 shares of Common Stock in the aggregate may be issued under this Plan in connection with Incentive Stock Options.”

2.	Except as expressly set forth herein, the Plan shall continue in full force and effect in accordance with its terms.

The undersigned hereby certifies that the Board duly adopted the foregoing Second Amendment effective as of the Effective Date.

BROADWIND, INC.

By: /s/ Arlene McKenzie

Name: Arlene McKenzie

Title: Corporate Secretary

APPENDIX B

THIRD AMENDMENT TO

AMENDED AND RESTATED BROADWIND, INC. 2015 EQUITY INCENTIVE PLAN

This Third Amendment (this “Amendment”), is hereby adopted by the Board of Directors (the “Board”) of Broadwind, Inc., a Delaware corporation (the “Company”), effective as of the Effective Date (as defined below).

RECITALS

WHEREAS, the Company previously adopted the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan effective April 29, 2019, as amended by the First Amendment effective July 28, 2020, as amended by the Second Amendment effective April 30, 2021 (as amended, the “Plan”);

WHEREAS, Section 5.2 of the Plan states that the Board may amend the Plan as it shall deem advisable, provided that certain amendments require the approval of the Company’s stockholders; and

WHEREAS, on March 2, 2023, the Board determined, contingent upon approval of the stockholders of the Company at its 2023 Annual Meeting of Stockholders (the date of such stockholder approval, the “Effective Date”), that it was advisable and in the best interests of the Company and its stockholders to amend the Plan to increase the number of shares of our common stock authorized for issuance under the Plan from 3,200,000 shares to 4,700,000 shares, including an increase in the limit with respect to incentive stock options, subject to issuances made prior to the date hereof and consistent with the terms of the Plan, as amended.

NOW THEREFORE, the Plan is hereby amended as follows:

1.	The first sentence of Section 1.5 of the Plan is hereby deleted in its entirety and replaced with the following:

“1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 4,700,000 shares of Common Stock shall be available for all awards under this Plan, of which no more than 4,700,000 shares of Common Stock in the aggregate may be issued under this Plan in connection with Incentive Stock Options.”

2.	Except as expressly set forth herein, the Plan shall continue in full force and effect in accordance with its terms.

The undersigned hereby certifies that the Board duly adopted the foregoing Third Amendment effective as of the Effective Date.

BROADWIND, INC.

By: /s/ Arlene McKenzie

Name: Arlene McKenzie

Title: Corporate Secretary

B-1

APPENDIX C

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804.

Name	Present Principal Occupation
Eric B. Blashford	President and Chief Executive Officer, Broadwind, Inc.
Philip J. Christman	Former (Retired) President, Operations, Navistar International Corporation
Chairman of the Governance/Nominating Committee, Broadwind, Inc.
Jeanette A. Press	Chief Financial Officer, Controller and Principal Accounting Officer, CMC Materials, Inc.
870 North Commons Drive, Aurora, IL 60504
David P. Reiland	Former (Retired) Chief Executive Officer and Chief Financial Officer, Magnetek, Inc. Chairman of the Audit Committee, Broadwind, Inc.
Sachin M. Shivaram	Chief Executive Officer, Wisconsin Aluminum Foundry 838 S. 16th Street, Manitowoc, WI 54220
Thomas A. Wagner	Former (Retired) Chief Product Officer, Ogin, Inc.
Cary B. Wood	Chief Executive Officer, Grede Holdings, LLC 20750 Civic Center Dr., Suite 100 Southfield, MI 48076 Chairman of the Board, Broadwind, Inc.

Officers and Employees

Executive officers and employees of the Company who are Participants are Thomas A. Ciccone. The business address for Mr. Ciccone is c/o Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804. Their present principal occupations are stated below.

Name	Present Principal Occupation
Thomas A. Ciccone	Vice President and Chief Financial Officer, Broadwind, Inc.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of [●], 2023 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

C-1

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two (2) years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
Eric B. Blashford	02/22/2021 02/25/2021 02/25/2021 04/23/2021 04/30/2021 05/04/2021 05/07/2021 03/02/2022 03/02/2022 04/25/2022 04/25/2022 05/02/2022 05/09/2022 11/11/2022	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	2,651 54,120 25,162 7,670 10,043 22,946 28,008 113,503 53,407 59,766 6,519 8,954 2,777 5,000

Payment of Tax Liability

Grant, Award or Other Acquisition

Payment of Tax Liability

Payment of Tax Liability

Payment of Tax Liability

Payment of Tax Liability

Grant, Award or Other Acquisition

Grant, Award or Other Acquisition

Payment of Tax Liability

Grant, Award or Other Acquisition

Payment of Tax Liability

Payment of Tax Liability

Payment of Tax Liability

Open Market Purchase

Philip J. Christman	05/07/2021 04/26/2022	Common Stock Common Stock	9,336 20,833	Grant, Award or Other Acquisition Grant, Award or Other Acquisition

Thomas A. Ciccone	04/25/2022 04/25/2022 05/02/2022 05/09/2022	Common Stock Common Stock Common Stock Common Stock	11,813 1,880 1,612 459	Grant, Award or Other Acquisition Payment of Tax Liability Payment of Tax Liability Payment of Tax Liability

Jeanette A. Press	03/22/2023	Common Stock	1,398	Grant, Award or Other Acquisition

David P. Reiland	05/07/2021 05/17/2021 05/18/2021 05/18/2021 04/26/2022	Common Stock Common Stock Common Stock Common Stock Common Stock	9,336 4,000 3,600 400 20,833	Grant, Award or Other Acquisition Open Market Sale Open Market Sale Open Market Sale Grant, Award or Other Acquisition

Sachin M. Shivaram	11/02/2022	Common Stock	14,617	Grant, Award or Other Acquisition

Thomas A. Wagner	05/07/2021 05/27/2021 04/26/2022	Common Stock Common Stock Common Stock	9,336 20,000 20,833	Grant, Award or Other Acquisition Open Market Sale Grant, Award or Other Acquisition

Cary B. Wood	05/07/2021 04/26/2022	Common Stock Common Stock	9,336 20,833	Grant, Award or Other Acquisition Grant, Award or Other Acquisition

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries, or (ii) beneficially owns, directly or indirectly, securities of any parent or subsidiary of the Company. Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, no part of the purchase price or market value of any of the securities in this Appendix C is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants listed above is now, or has been within the past year, a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Appendix C or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

C-2

PRELIMINARY COPY SUBJECT TO COMPLETION DATED MARCH 27, 2023

BROADWIND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2023

W
H
I
T
E

P
R
O
X
Y

The undersigned hereby appoints [•] and [•] (collectively, the "Proxies"), and each of them acting individually or in the absence of others, with full power of substitution and re-substitution, as proxies to vote all of the undersigned's shares at the 2023 Annual Meeting of Stockholders (including any other meeting held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the "Annual Meeting") of Broadwind, Inc. (the "Company" or "Broadwind"), to be held at [•] [a.m./p.m.] local time on [•], [•], 2023, at Broadwind's corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804, to consider and act upon the following matters.

The undersigned acknowledges receipt of the Proxy Statement and revokes all prior proxies for the Annual Meeting.

THE COMPANY'S BOARD OF DIRECTORS (THE "BOARD") UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF EACH OF THE BROADWIND NOMINEES ON PROPOSAL 1, "FOR" PROPOSAL 2, FOR THE "1 YEAR" OPTION FOR PROPOSAL 3, "FOR" PROPOSAL 4, AND "FOR" PROPOSAL 5, USING THE WHITE PROXY CARD.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION ON EACH PROPOSAL. FOR ANY OTHER MATTER AS MAY BE PROPERLY RAISED AT THE ANNUAL MEETING, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION TO THE EXTENT PERMITTED BY RULE 14a-4(c).

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN THE WHITE PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
The Notice and Proxy Statement and Annual Report are available at: [•]

The Board Unanimously Recommends Voting "FOR" the Election of Each of the Broadwind Nominees on Proposal 1, "FOR" Proposal 2, for the "1 Year" Option for Proposal 3, "FOR" Proposal 4 and "FOR" Proposal 5.

Please mark vote as indicated in this example ☒

BROADWIND NOMINEES	FOR	WITHHOLD
Eric B. Blashford	☐	☐
Philip J. Christman	☐	☐
Jeanette A. Press	☐	☐
David P. Reiland	☐	☐
Sachin M. Shivaram	☐	☐
Thomas A. Wagner	☐	☐
Cary B. Wood	☐	☐

WM ARGYLE NOMINEES	FOR	WITHHOLD
Ryan Bogenschneider	☐	☐
Christine Candela	☐	☐
James Robinson IV	☐	☐

	1 Year	2 Years	3 Years	ABSTAIN
3. To approve, by a non-binding advisory vote, the frequency of the Say-on-Pay vote.	☐	☐	☐	☐

We will also transact any other business that may properly come before the meeting, and any adjournment, postponement, or continuation of the meeting.

________________________, 2023
Date

____
(Signature)

____
(Signature if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person.

PLEASE SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

Your internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS **www.proxyvoting.com/[•].** You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Internet voting is available through 11:59 P.M. Eastern Time on [•].

CONTROL NUMBER
for Internet Proxy Authorization